Exhibit 4.61

INDENTURE

BETWEEN

CENTRAL ILLINOIS LIGHT COMPANY

AND

BANKERS TRUST COMPANY,

as Trustee under Indenture, dated as of April 1st, 1933, between Illinois Power Company and Bankers Trust Company, as Trustee, as amended and supplemented by Indenture between the same parties, dated as of June 30th, 1933, and as supplemented and assumed by Indenture dated as of July 1st, 1933, between Central Illinois Light Company and Bankers Trust Company, as Trustee, and as amended and supplemented by Indentures between the same parties, dated as of January 1st, 1935, April 1st, 1936, April 1st, 1940, December 1st, 1949, December 1st, 1951, July 1st, 1957, July 1st, 1958, March 1st, 1960, September 20th, 1961 and March 1st, 1963, respectively.

Dated as of February 1st, 1966

INDENTURE dated as of the 1st day of February, 1966, between CENTRAL ILLINOIS LIGHT COMPANY, a corporation of the State of Illinois (hereinafter sometimes called the Company), party of the first part, and BANKERS TRUST COMPANY, a corporation of the State of New York, as Trustee under the Indenture of Mortgage and Deed of Trust between Illinois Power Company and Bankers Trust Company, as Trustee, dated as of April 1st, 1933 (hereinafter sometimes called the Trustee), party of the second part, as amended and supplemented by Supplemental Indenture between said Illinois Power Company and said Trustee, dated as of June 30th, 1933, and as amended, supplemented and assumed by Indenture between the Company and said Trustee, dated as of July 1st, 1933, and as amended and supplemented by Indentures between the Company and said Trustee, dated as of January 1st, 1935, April 1st, 1936, April 1st, 1940, December 1st, 1949, December 1st, 1951, July 1st, 1957, July 1st, 1958, March 1st, 1960, September 20th, 1961 and March 1st, 1963, respectively (said Indenture of Mortgage and Deed of Trust as amended, supplemented and assumed being hereinafter sometimes referred to as the Indenture).

WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, the form of which series of bonds to be substantially in the form set forth therein with such insertions, omissions and variations as the Board of Directors of the Company may determine; and

WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create a series of bonds under the Indenture to be designated as “First Mortgage Bonds, 51/8% Series due 1996” (hereinafter sometimes referred to as the “bonds of the Ninth Series”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum set forth in the title thereof and are to mature February 1, 1996; and

WHEREAS, the definitive registered bonds without coupons of the Ninth Series (certain of the provisions of which may be printed on the reverse side thereof) and the Trustee’s certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

[GENERAL FORM OF REGISTERED BOND OF THE NINTH SERIES]

CENTRAL ILLINOIS LIGHT COMPANY

FIRST MORTGAGE BOND, 51/8% SERIES DUE 1996

Due February 1, 1996

No.	$

CENTRAL ILLINOIS LIGHT COMPANY, a corporation of the State of Illinois (hereinafter called the Company), for value received, hereby promises to pay to                                    or registered assigns, on February 1, 1996, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N. Y.,                             dollars in lawful money of the United States of America, and to pay to the registered owner hereof interest thereon from the interest payment date (February 1 or August 1) next preceding the date of this bond (or, if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date), at the rate of five and one-eighth per centum per annum in like dollars, payable at its office or agency on February 1 and August 1 in each year, until the Company’s obligation with respect to the payment of such principal shall have been discharged. The interest so payable on any February 1 or August 1 will, subject to certain exceptions provided in the Mortgage hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, N. Y., are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust dated as of April 1st, 1933, executed by Illinois Power Company to Bankers Trust Company, as Trustee, as amended by Supplemental Indenture dated as of June 30th, 1933, as assumed by the Company and as amended and supplemented by Indentures between the Company and the Trustee dated as of July 1st, 1933, January 1st, 1935, April 1st, 1936, April 1st, 1940, December 1st, 1949, December 1st, 1951, July 1st, 1957, July 1st, 1958, March 1st, 1960, September 20th, 1961, March 1st, 1963 and February 1st, 1966 (all of which indentures are herein collectively called the Mortgage), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The principal hereof may be declared or may become due on the conditions, with the effect, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

As more fully provided in the Mortgage, bonds of this series are redeemable at the option of the Company as a whole or in part at any time prior to maturity, upon notice given by mailing the same to the holders of bonds not less than thirty days and not more than forty-five days prior to the date of redemption, at the principal amounts of the bonds so to be redeemed and accrued interest to the date of redemption, together, if redeemed otherwise than with cash deposited under the maintenance provisions of the Mortgage and otherwise than by the use of proceeds of property released pursuant to the provisions of Section 68 of the Mortgage, with a premium equal to a percentage of the principal amount thereof determined as set forth in the tabulation below under the heading “Regular Redemption Premium”, and, if redeemed with cash deposited under the maintenance provisions of the Mortgage or by the use of proceeds of property released pursuant to the provisions of Section 68 of the Mortgage, with a premium equal to a percentage of the principal amount thereof determined as set forth in the tabulation below under the heading “Special Redemption Premium”; provided, however, that the Company shall not, prior to February 1, 1971, redeem any bonds of this series, directly or indirectly, from the proceeds of or in anticipation of any refunding operation involving the incurring of debt which has an interest rate or cost to the Company, computed in accordance with generally accepted financial practice, of less than the interest rate borne by such bonds:

	Regular	Special
	Redemption	Redemption
	Premium	Premium

	(If redeemed prior to February 1 of the
	calendar year stated and subsequent
	to the last day of January of the
	calendar year next preceding such year)
Year	%	%
1967	5.88	.75
1968	5.68	.75
1969	5.47	.75
1970	5.27	.75
1971	5.07	.75
1972	4.87	.75
1973	4.66	.75
1974	4.46	.75
1975	4.26	.73
1976	4.06	.71
1977	3.85	.69
1978	3.65	.67
1979	3.45	.65
1980	3.25	.63
1981	3.04	.60
1982	2.84	.58
1983	2.64	.55
1984	2.44	.52
1985	2.23	.49
1986	2.03	.46
1987	1.83	.43
1988	1.63	.40
1989	1.42	.36
1990	1.22	.33
1991	1.02	.29
1992	.82	.25
1993	.61	.20
1994	.41	.16
1995	.21	.11

and without premium in either case if redeemed on or after February 1, 1995.

The bonds of this series are issuable as registered bonds without coupons in denominations of $1000 and authorized multiples of $1000. In the manner and upon payment of the charges prescribed in the Mortgage, registered bonds without coupons of this series may be exchanged for a like aggregate principal amount of fully registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal office in the Borough of Manhattan, The City of New York, N. Y.

This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N. Y., upon surrender and cancellation of this bond, and, thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange therefor as provided in the Mortgage, and upon payment, if the Company shall require it, of the charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

This bond shall not become obligatory until Bankers Trust Company, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, CENTRAL ILLINOIS LIGHT COMPANY has caused this bond to be signed in its name by its President or a Vice-President by a facsimile of his signature and a facsimile of its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary by a facsimile of his signature.

Dated

CENTRAL ILLINOIS LIGHT COMPANY

By

President.

Attest:

Secretary.

[FORM OF TRUSTEE’S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

BANKERS TRUST COMPANY,
as Trustee,

By
Authorized Officer.

and
WHEREAS, all things necessary to make the bonds of the Ninth Series, when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture have in all respects been duly authorized; and

WHEREAS, the Company and the Trustee deem it advisable to enter into this Supplemental Indenture for the purpose of describing the bonds of the Ninth Series, and of providing the terms and conditions of redemption thereof;

Now, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Central Illinois Light Company, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and of the purchase and acceptance of the bonds issued or to be issued hereunder by the holders or registered owners thereof, and in order to secure the payment both of the principal and interest of all bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all of the provisions of the Indenture and of said bonds, hath granted, bargained, sold, released, conveyed, assigned, transferred, pledged, set over and confirmed and by these presents doth grant, bargain, sell, release, convey, assign, transfer, pledge, set over and confirm unto Bankers Trust Company, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all the following described properties of the Company located in the counties of Logan, Marshall, Mason, Peoria, Putnam, Sangamon, Stark, Tazewell and Woodford in the State of Illinois, that is to say:

A.    REAL ESTATE IN LOGAN COUNTY

A piece of land lying in the north half of the Southwest Quarter of Section Thirteen (13), Township Eighteen (18) North, Range Four (4) West of the 3rd P.M., beginning at a point where the south line of the north half of the Southwest Quarter intersects the east line of the Gulf, Mobile and Ohio Railroad Company’s right of way; thence extending east along said south line of the north half of the Southwest Quarter to the intersection of said south line of the north half of the Southwest Quarter and east line of north half of Southwest Quarter; thence north to a point where said east line of the north half of the Southwest Quarter intersects said east line of the Gulf, Mobile and Ohio Railroad Company’s right of way; thence in a southwesterly direction along the said right of way to place of beginning.

A strip of land fifty (50) feet wide lying parallel with and adjacent to the east line of the Gulf, Mobile and Ohio Railroad Company’s right of way in the east half of Section 13, Township 18 North, Range 4 West of the 3rd P.M., beginning on the west line of said east half at a point fifteen hundred eighty (1580) feet, more or less, north of the south line of said Section 13; thence extending northeastwardly a distance of three thousand three hundred sixty-six (3366) feet to an east and west line lying one thousand fifty (1050) feet, more or less, south of the north line of said Section 13.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east line of the Gulf, Mobile and Ohio Railroad Company’s right of way in the Southwest Quarter of Section 7, Township 18 North, Range 3 West of the 3rd P.M.; beginning at the north end of Railroad Street in the Village of Elkhart and extending northeasterly a distance of sixteen hundred thirty-one (1631) feet, more or less, to the south side of the east and west private road in Section 7.

A tract of land in the Southwest Quarter of Section 28, Township 19 North, Range 3 West of the 3rd P.M., to-wit: Beginning at a point on the north line of Lot One (1) in Block K in the Village of Broad-well, forty feet east at right angle of the east line of the Gulf, Mobile and Ohio Railroad Company’s right of way; thence extending northeasterly parallel with and forty feet distant from the east side of the Gulf, Mobile and Ohio Railroad right of way a distance of nine hundred forty-five (945) feet, more or less, to the north line of said Southwest Quarter of Section 28, thence running east on said north line twenty-eight (28) feet; thence southwestwardly by a curved line bearing on the left one (1) degree in each one hundred (100) feet a distance of three hundred fifteen (315) feet; thence by a straight line bearing south 22 degrees 30 minutes west a distance of 344 feet; thence by a curved line bearing to the right one degree in each one hundred feet a distance of 320 feet to the said north line of Lot 1 in Block K, thence west along the north line 127 feet, more or less, to the point of beginning.

A strip of land 50 feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the North ½ of the NE ¼ of Section 21, T. 19 N., R. 3 W., of the 3rd P.M., and described as follows: Beginning at the south line of the said N. ½ of the N.E. ¼ of Section 21 and extending northeasterly a distance of 530 feet, more or less, to the east line of said Section 21.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in Section 27, Township 18 North, Range 4 West of the 3rd P.M., described as follows: Beginning at the south line of said Section 27 about 750 feet west of the southeast corner of said section 27; thence extending northeasterly a distance of one thousand eight hundred fifty-four (1854) feet.

A strip of land fifty (50) feet in width, lying parallel with and adjacent to the east line of the Gulf, Mobile and Ohio Railroad Company’s right of way in the Southeast Quarter of Section 27, Township 18 North, Range 4 West of the 3rd P.M., beginning on an east and west line fourteen hundred forty (1440) feet, more or less, north of the south line of said Section 27, thence extending northeasterly a distance of five hundred fifty-nine (559) feet to a point on the east line of said Section 27 eighteen hundred ninety (1890) feet, more or less, north of the southeast corner of said Section 27; and, also, a strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the Southwest Quarter of Section 26, Township 18 North, Range 4 “West of the 3rd P.M., beginning on the west line of said Section 26, eighteen hundred ninety

(1890) feet, more or less, north of the southwest corner of said Section 26, thence extending northeasterly to the north line of said Southwest Quarter of said Section 26, a distance of 873 feet.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad’s right of way in the Northwest Quarter of Section 26, Township 18 North, Range 4 West of 3rd P.M., and further described as follows: Beginning on the south line of the said NW ¼, Sec. 26; thence in a northeasterly direction a distance of thirty-three hundred and forty-three and one-half (3343.50) feet to a point on the north line of said NW ¼ of Sec. 26. Also, a strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the SW ¼ of Section 23, Township 18 North, Range 4 West of the 3rd P.M., further described as follows: Beginning at a point on the south line of said SW ¼ of Sec. 23; thence northeasterly a distance of one hundred and twenty-six (126) feet, more or less, to the east line of said SW ¼, Sec. 23, about 112 feet north of the southeast corner of said SW ¼.

A strip of land fifty (50) feet in width lying adjacent to and parallel with the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the SE ¼ of Sec. 23, Township 18 North, Range 4 West of the 3rd Principal Meridian and described as follows: Beginning at the west line of said SE ¼ about eighty (80) feet North of the southwest corner of said SE ¼ and extending northeasterly a distance of three thousand two hundred nineteen (3219) feet to the north line of said SE ¼.

A part of the SW ¼ of the SE ¼ of Section 23, Township 18 North, Range 4 West of the 3rd P.M., bounded and described as follows, to-wit: Beginning at a point in the east line of the highway running north and south through the center of said Section 23 where said east line of highway is intersected by the present easterly right of way line of the former Springfield and Northeastern Traction Company; running thence northeasterly along said easterly right of way line of the said Traction Company a distance of four hundred (400) feet; thence at right angles southeasterly fifty (50) feet; thence southwesterly parallel with the line of said right of way to a point in the east line of said highway; thence due north along the said east line of highway to the place of beginning.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the Northeast Quarter of Section 23, Township 18 North, Range 4 West of the 3rd P.M., beginning on the south line of the said Northeast Quarter at a point six hundred twenty-five (625) feet, more or less, west of the east line of said Section 23; thence extending northeasterly to the east line of said Northeast Quarter, a distance of one thousand and thirty-two (1032) feet.

Also a strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the Northwest Quarter of Section 24, Township 18 North, Range 4 West of the 3rd Principal Meridian, beginning on the west line of the said Northwest Quarter of said Section 24; thence extending northeasterly to the north line of said Section 24, a distance of two thousand three hundred twelve (2312) feet, more or less, east of the Northwest corner of said Section 24.

A strip of land fifty (50) feet in width, lying parallel with and adjacent to. the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the SW ¼ in Section 13, Township Eighteen (18) North, Range 4 West of the 3rd P.M.; beginning on the south line of said Section Thirteen (13) at a point fourteen hundred twenty (1420) feet, more or less, east of the southwest corner of said Section 13, thence extending northeasterly to the east and west center line of the said SW ¼ of said Section 13 a distance of sixteen hundred seventy-three (1673) feet.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of Gulf, Mobile and Ohio Railroad Company’s right of way in Section Five (5), Section Six (6) and Section Seven (7) in Township 18 North, Range 3 West of the 3rd P.M.; beginning on the south line of the east and west private road of Miss Jessie D. Gillatt in said Section 7, north of the said Village of Elkhart; thence extending northeasterly ninety-five hundred ninety-five (9595) feet to the north line of said Section 5 in the center of the public highway.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in Section 32, Township 19 North, Range 3 West of the 3rd P.M., beginning on the south line of said Section 32 in the center of a highway at a point fourteen hundred forty-five (1445) feet, more or less, east from the southwest corner of said Section 32; thence extending northeasterly a distance of forty-six hundred and ninety-three (4693) feet to the east and west center line of the said NE ¼ of said Section 32.

All the former right of way of Illinois Terminal Railroad Company, being a strip of land approximately fifty (50) feet wide through the NW¼, NE¼, Section 32, T. 19 N., R. 3 W., 3 P. M., lying adjacent to and easterly of the right of way of the Gulf, Mobile and Ohio Railroad.

A strip of land fifty (50) feet in width lying parallel with and immediately adjacent to the southeast side of the right of way of the Gulf, Mobile and Ohio Railroad Company in the NW ¼ of Section 28, Township 19 North, Range 3 W. of the 3rd P.M., beginning on the south line of the said NW ¼ of said Section 28 at a point 640 feet, more or less, east of the west line on said Section 28; thence extending northeasterly a distance of 1198 feet, more or less, to the center line of said NW ¼ of said Section 28 (being a 50-foot strip of land off of the northwest side of all that part of the SW ¼ of the NW ¼ of said Section 28 lying east and south of the right of way of said GM&O Railroad Company).

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the north half of Sec. 28, T. 19 N., R. 3 W. of the 3rd P.M., beginning at the north and south center line of the NW ¼ of said Section 28 at a point about twelve hundred ninety-five (1295) feet south of the north line of said Section 28, and extending in a northeasterly direction about fifteen hundred fifty-five (1555) feet to a point on the north line of said Section 28 about twenty-one hundred forty (2140) feet east of the northwest corner of said Section 28; and also a strip of land fifty (50) feet in width lying parallel with and adjacent to the Gulf, Mobile and Ohio Railroad Company’s right of way in the south half of Section 21, Township 19 North, Range 3 West of the 3rd P.M., beginning on the south line of said Section 21 at a point twenty-one hundred forty (2140) feet, more or less, east of the southwest corner of said Section 21; thence extending northeasterly a distance of nineteen hundred forty-eight (1948) feet to the east and west center line of the south half of said Section 21.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Raiload Company’s right of way in the east half of Section 21, Township 19 North, Range 3 West of the 3rd P.M., further described as follows, to-wit: Beginning at the east and west center line of the south half of said Section 21 at a point about twenty hundred and fifteen (2015) feet west of the east line of said Section 21 and extending northeasterly for a distance of thirty-one hundred fifty-two (3152) feet to the south line of the north-half of the NE ¼ of said Section 21.

B.    REAL ESTATE IN MARSHALL COUNTY

A part of the Northeast ¼ of Section 18 Township 13 North, Range 10 East of the 4th Principal Meridian, more particularly described as follows, to-wit: Commencing at the Southeast corner of the Northeast ¼ of said Section 18; thence South 89° 21’ West a distance of 1055.15 feet; thence North 0° 39’ West 35 feet to the place of beginning of the tract of land to be conveyed; thence South 89° 21’ West 20 feet; thence North 0° 39’ West 20 feet; thence North 89° 21’ East 20 feet; thence South 0° 39’ East 20 feet to the place of beginning and containing in all .0091 acres, more or less.

A part of Lot 215 of B. LOMBARD’S Railroad Addition to the Town of Henry, Illinois, being a part of the Southwest ¼ of Section 16, Township 13 North Range 10 East of the 4th Principal Meridian, being more particularly described as follows, to-wit: Commencing at a pipe marking the most Northerly corner of said Lot 215, said point being on the Southeasterly right of way line of Commercial Street; thence Southeasterly along the line common to lots 215 and 216 a distance of 10 feet to an iron pipe; thence Southwesterly and parallel to the Southeasterly right of way line of said street a distance of 10 feet to a pipe; thence Northwesterly and parallel with a line common to said lots 215 and 216 a distance of 10 feet to a pipe on the Southeasterly right of way line of said street; thence Northeasterly along the Southeasterly line of said street a distance of 10 feet to the place of beginning.

A part of the Southwest Quarter of Section 30 Township 13 North Range 8 East of the 4th Principal Meridian, being part of the Village of Camp Grove, more particularly bounded and described as follows: Commencing at a pipe marking the point of intersection of the Westerly line of Railroad Street as shown on the plat of said Village of Camp Grove as recorded in Marshall County Recorder’s Office, with the present Northerly Right of Way line of State Bond Issue Route #88 as laid out in said Southwest Quarter; thence North 3° 10’ East along said Westerly line of Railroad Street a distance of 60.00 feet to an iron pipe marking the Northeast corner of property previously conveyed to Sadie A. Roach as recorded in Book 178, Page 205; said iron pipe also marking the point of beginning of the tract to be described; thence due West parallel with the North line of said S.B.I. Route #88 a distance of 20.00 feet to a pipe; thence due North, perpendicular to the North line of said S.B.I Route #88, a distance of 20.00 feet to a pipe; thence due East, parallel with said North line of S.B.I. Route #88, a distance of 21.11 feet to a pipe on the Westerly line of said Railroad Street; thence South 3° 10’ West along the Westerly line of said Railroad Street, a distance of 20.03 feet to the point of beginning.

C.    REAL ESTATE IN MASON COUNTY

The East twenty feet (20’) of the South twenty feet (20’) of Lot 1, Block 4 of Park Addition to the Town of Manito, Illinois, located in the Southeast ¼ of Section 21, Township 23 North, Range 6 West of the 3rd Principal Meridian.

D.    REAL ESTATE IN PEORIA COUNTY

Part of the NE¼ of the SE¼ of Section 11 and part of the NW¼ of the SW¼ of fractional Section 12, Hollis Township, T-7-N, R-7-E, of the 4th P.M., Peoria County, Illinois, being more particularly bounded and described as follows, to wit: Commencing at an iron pipe marking the point of intersection of the Southeasterly Right of Way Line of the Toledo Peoria and Western Railroad Company and the North line of said SE¼ of Section 11; said pipe being a distance of 745.95 feet Westerly of the E¼ Corner of said Section 11; said pipe also being the place of beginning of the tract of land to be described; thence South 58°12’47” East, along the Southwesterly line of property previously conveyed to the Ruan Transfer Company, a distance of 985.15 feet to a point on the Westerly line of property previously conveyed to the Pekin-La Marsh drainage and Levee district (recorded in Book 352 Page 390); the following three courses described are along the Westerly line of the aforesaid levee district property; thence South 10°46’ West, a distance of 376.67 feet; thence South 05°46’ West, a distance of 202.22 feet to a point; thence South 04°26’ West a distance of 177.49 feet to a pipe on the South line of said NE¼ of the SE¼ of Section 11; Thence South 85°36’ West, along the South line of said NE¼ of the SE¼ of Section 11; said line also being the North line of property previously conveyed to the Central Illinois Light Company, a distance of 1207.01 feet to a pipe marking the center of said SE¼ of Section 11, thence North 4°38’ West, along the West line of said NE¼ of the SE¼ Section 11, a distance of 410.80 feet to a pipe on the Southeasterly right of way line of the aforesaid Toledo Peoria and Western R.R. Company; thence North 27°55’ East, along said Southeasterly railroad right of way line, a distance of 1075.63 feet to the place of beginning. Containing 28.6595 acres more or less.

Seventy-four feet of even width off the entire northwesterly end of Lot 1 in the tier of lots on the Northwesterly side of Glendale Avenue between Fayette and Jackson Street and opposite Block Three in Hale’s Third Addition to the City of Peoria, more particularly bounded and described as follows: Commencing at the intersection of the Northeasterly line of Fayette Street and the Southeasterly line of the alley in the rear of said Lot 1; thence Southeasterly along said Northeasterly line of Fayette Street 74 feet; thence at right angles across said Lot 1 and parallel with Glendale Avenue 69 feet to the dividing line between said Lot 1 and Lot 2 immediately adjoining on the Northeasterly side of said Lot 1; thence Northwesterly along said dividing line to said Southeasterly line of said alley 74 feet; thence along said Southeasterly line of said alley 69 feet to the place of beginning; situate, lying and being in the City of Peoria, County of Peoria and State of Illinois.

Lot 26 in FRINK’S SUBDIVISION OF HALE’S THIRD ADDITION TO THE CITY OF PEORIA; situate, lying and being in the City of Peoria, County of Peoria and State of Illinois, EXCEPT that part heretofore dedicated for highway purposes on April 5, 1955, as recorded on May 26, 1955, in Book 1009 at Page 706 in the Office of the Recorder, Peoria County, Illinois.

Lots Eleven (11) and Twelve (12) in HARVEY ST. JOHN’S SUBDIVISION of Lots Three (3) and Four (4) in Section Sixteen (16), Township Eight (8) North, Range Eight (8) East of the Fourth Principal Meridian; Also all of Lot Five (5) in SUBDIVISION OF SCHOOL SECTION Sixteen (16), Township Eight (8) North, Range Eight (8) East of the Fourth Principal Meridian (excepting the right of way of the Chicago, Rock Island and Pacific Railroad Company, formerly the Peoria and Farmington Railway Company), all in Peoria County, Illinois,

Lot Twenty-seven (27) in Frinks’ Subdivision of Part of Lots Seven (7) and Ten (10) in HALE’S THIRD ADDITION TO THE CITY OF PEORIA; situate, lying and being in the City of Peoria, County of Peoria and State of Illinois, except that part heretofore dedicated for highway purposes on November 15, 1954, as recorded on January 6, 1955, in Book 994 at Page 162 in the Office of the Recorder of Peoria County, Illinois.

Part of Lot 2 in a Tier of Lots on the Northwesterly side of Glendale Avenue and opposite Block 3 in Hales Third Addition to the City of Peoria described as follows: Commencing at a point on the Northwesterly line of Glendale Avenue, 69 feet Northeasterly from the corner of Glendale and Fayette Street, running thence Northwesterly, parallel to Fayette Street, 171 feet to the Southeasterly line of an alley; thence Northeasterly along said alley and parallel to said Northwesterly line of Glendale Avenue, 8 feet; thence Southeasterly and parallel to Fayette Street, 171 feet to the Northwesterly line of said Glendale Avenue; thence Southwesterly along said Northwesterly line of Glendale Avenue, 8 feet to the place of beginning.

Part of Lots One (1) and Two (2) in Block One Hundred (100) in Morton’s Resurvey and Subdivision of Blocks Eighty-five (85), One Hundred (100), One Hundred Seven (107), One Hundred Eight (108) and One Hundred Ten (110) in Morton, Voris and Laveille’s Addition to Peoria, more particularly bounded and described as follows, to-wit: Commencing at the most Westerly corner of said Lot One (1); and running thence Northeasterly, along the Southeasterly line of the public alley, running through said block, a distance of One Hundred (100) feet; thence at right angles, Southeasterly, Thirty-three (33) feet; thence at right angles, Southwesterly, One Hundred (100) feet to the Southwesterly line of said Lot One (1); thence Northwesterly, along said Southwesterly line of Lot One (1), Thirty-three (33) feet to the place of beginning;

Part of Lot 2 in Block 100 in MORTON’S RESURVEY AND SUBDIVISION of Blocks 85,100,107,108 and 110 in Morton, Voris & Laveille’s Addition to Peoria, more particularly bounded and described as follows, to-wit: Commencing at the most Southerly corner of said Lot 2 and running thence Northeasterly along the Southeasterly line of said Lot 2, 50 feet; thence Northwesterly, parallel with the Southwesterly line of said Lot 2, 174 feet; more or less, to the Northwesterly line of said Lot 2; thence Southwesterly, along said Northwesterly line of Lot 2, 7 feet; thence Southeasterly parallel with said Southwesterly line of Lot 2, 63 feet; thence Southwesterly, parallel with said Northwesterly line of Lot 2, 43 feet to the Southwesterly line of said Lot 2; thence Southeasterly along said Southwesterly line of Lot 2; 111 feet, more or less, to the place of beginning.

A part of Lots 2 and 3 in Block 100 in GEORGE MORTON’S RESURVEY AND SUBDIVISION of Blocks 85, 100, 107, 108 and 110 in Morton, Voris and Laveille’s Addition to the City of Peoria, more particularly bounded and described as follows, to-wit: Commencing at a point on the line of said Lot 2 on Adams Street, 107 feet from Morton Street; running thence Northeasterly along the line of said Lots 2 and 3 on Adams Street, 25 feet; thence Northwesterly parallel with Morton Street, 174 feet to the alley in said block; thence Southwesterly along the line of said Lots on the alley, 25 feet; thence Southeasterly parallel with Morton Street, 174 feet to the place of beginning.

Part of Lots One (1) and Two (2) in Block One Hundred (100) in George Morton’s Resurvey and Subdivision of Blocks Eighty-five (85), One Hundred (100), One Hundred Seven (107), One Hundred Eight (108) and One Hundred Ten (110) in Morton, Voris and Laveille’s Addition to the City of Peoria, more particularly bounded and described as follows, to-wit: Commencing at a point on the Southwesterly line of said Lot One (1) on Morton Street, Thirty-three (33) feet Southeasterly from the Westerly corner of said Lot One (1); running thence Southeasterly along the line of said Lot One (1) on Morton Street, Thirty (30) feet; thence Northeasterly parallel with Adams Street, One Hundred (100) feet; thence Northwesterly parallel with Morton Street, Thirty (30) feet; thence Southwesterly parallel with Adams Street, One Hundred (100) feet to the place of beginning.

Part of the Southwest Quarter of Section 11, Township 7 North, Range 7 East of the Fourth Principal Meridian, described as follows, to-wit: Commencing at the Southeast corner of the Southwest Quarter of the Southwest Quarter of said Section 11, running thence North 0° 37’ 27” West, 330 feet to the place of beginning of the tract to be described; thence continuing North 0° 37’ 27” West, 70 feet; thence South 89° 08’ 35” East, 888.43 feet to a point on the Westerly right of way line of F. A. Route 10; thence South 27° 06’ 18” West along said right of way line 422.61 feet; thence South 57° 02’ 50” West along said right of way line 37.50 feet; thence North 0° 37’ 27” West, 330 feet; thence North 89° 08’ 35” West, 660 feet to the place of beginning, containing 2.20 acres, more or less.

Northwest Quarter (NW¼) of the Southeast Quarter (SE¼) of Section Eleven (11), Township Seven (7) North, Range Six (6) East of the 4th Principal Meridian, Peoria County, Illinois.

The South half of the Southeast Quarter of Section eleven (11), Township Seven (7) North, Range Six (6) East of the Fourth Principal Meridian, in Peoria County, Illinois.

A part of LOT 1 in EDDY’S ADDITION to Kingston Mines, Illinois, being a part of the Southeast Quarter of Section 26, Township 7 North, Range 6 East of the 4th Principal Meridian, more particularly described as follows: Commencing at the Northwest corner of said Lot 1; thence South along the West line of said Lot 1, a distance of 30 feet; thence East at right angles to last described course, a distance of 20 feet; thence North at right angles to last described course, a distance of 30 feet to a point on the North line of said Lot 1; thence West along the North line of Lot 1, a distance of 20 feet to the place of beginning.

A part of the East ½ of the Southwest ¼ of Section 36, Township 9 North, Range 7 East of the 4th Principal Meridian, more particularly described as follows, to-wit: Commencing at the Northeast corner of Lot 10 of Mrs. Pott’s Subdivision, being a part of the West ½ of the Southwest ¼ of said Section 36; thence South a distance of 3.90 feet; thence Southeasterly along a curve to the left marking the Southerly right of way line of State Route 8, a distance of 69.90 feet to the place of beginning of the tract of land to be conveyed; thence continuing along said Southerly right of way line, a distance of 10.1 feet; thence South 28° 25’ West, a distance of 10 feet; thence North 61° 35’ West, a distance of 10 feet; thence North 28° 25’ East, a distance of 8.60 feet to the place of beginning and containing in all 0.0021 of an acre, more or less.

A part of the Southwest Quarter of Section 20, Township 7 North, Range 7 East of the 4th Principal Meridian, described as follows: Commencing at the Southwest corner of the intersection of Walnut and Main Streets in the Town of Mapleton, Illinois; thence South 20° 00’ East along the Westerly line of said Walnut Street, a distance of 109.45 feet to the place of beginning of the tract to be conveyed; thence continuing South 20° 00’ East along said Westerly line of Walnut, a distance of 20 feet to a point in the Northerly right of way line of the Toledo, Peoria and Western Railroad Company; thence South 75° 13’ 30” West along the Northerly right of way line of said railroad, a distance of 10.04 feet; thence North 20° 00’ West and parallel with the Westerly line of said Walnut Street, a distance of 19.07 feet; thence North 70° 00’ East, a distance of 10 feet to the place of beginning and containing 0.0045 acres, more or less.

A strip of land twenty-four (24) feet wide and extending back of even width the full depth of Lot off the West side of Lot eight (8); Also all of Lot nine (9) all in Block eleven (11) in PEORIA HEIGHTS, being a Subdivision, of part of the Southwest Quarter of Section twenty-two (22), Township nine (9) North, Range Eight (8) East of the Fourth Principal Meridian;

The Southerly 10 feet of even width of the Westerly 10 feet of even width of Lot 12 in Block 1 in Bush and Powell’s Addition to the City of Peoria being a part of the Southwest ¼ of the Southeast ¼ of Section 7, Township 8 North, Range 8 East of the 4th Principal Meridian.

A part of Lot 3 in Nelson Clark’s Re-Survey, being a part of the Southwest ¼ of the Northeast ¼ of Section 6, Township 8 North, Range 8 East of the 4th Principal Meridian, more particularly described as follows, to-wit: Commencing at the center of said Section 6; thence North along the North and South centerline of said Section 6, a distance of 259.85 feet to a point, said point being the place of beginning of the tract of land to be described; thence continuing North along the North and South centerline of said Section 6, a distance of 10 feet; thence East a distance of 10 feet; thence South a distance of 10 feet; thence West a distance of 10 feet to the place of beginning, and containing 0.0023 acres, more or less.

A part of the Southwest Quarter of the Southwest Quarter of Section 24, Township 7 North, Range 6 East of the 4th Principal Meridian, described as follows: Commencing at the Northwest corner of the Southwest Quarter of the Southwest Quarter of said Section 24; thence South along the West line of said Southwest Quarter of the Southwest Quarter of said Section 24, a distance of 81.10 feet to the place of beginning of the tract of land to be described; thence North 88° 55’ East, a distance of 20 feet; thence South and parallel with the West line of said Southwest Quarter of the Southwest Quarter of Section 24, a distance of 20 feet to a point in the North right of way line of State Aid Route 8B projected Easterly; thence South 88° 55’ West along the Northerly right of way line of said State Aid Route 8B for a distance of 20 feet to a point in the West line of said Southwest Quarter of the Southwest Quarter of Section 24; thence North along the West line of said Southwest Quarter of the Southwest Quarter of Section 24, a distance of 20 feet to the place of beginning and containing 0.0092 acres, more or less.

A part of the Southwest ¼ of Section 11, Township 10 North, Range 8 East of the 4th Principal Meridian, more particularly bounded and described as follows: Commencing at the Southwest corner of the Southwest ¼ of said Section 11; thence North 89° 32’ East along the South line of said Southwest ¼ of Section 11, a distance of 35 feet to a point on the Easterly right of way line of State Aid Route 16; thence due North along the Easterly right of way line of said Route 16, a distance of 20 feet; thence North 89° 32’ East, a distance of 10 feet; thence due South and parallel with the Easterly right of way line of said Route 16, a distance of 20 feet; thence South 89° 32’ West along the South line of said Southwest ¼, a distance of 10 feet to the place of beginning and containing .00459 acres.

A part of Lot 10 in Block 13 in Callender and Ayres Addition to the City of Peoria, Illinois, being a part of the Northwest ¼ of Section 8, Township 8 North, Range 8 East of the 4th Principal Meridian, more particularly described as follows: The Westerly 10 feet of even width of the Southerly 10 feet of even width of said Lot 10.

A part of the Northwest ¼ of Section 5, Township 9 North, Range 8 East of the 4th Principal Meridian, Richwoods Township, Peoria County, Illinois, more particularly bounded and described as follows, to-wit: Commencing at an iron rod marking the Southwest corner of the Northwest ¼ of said Section 5 and the place of beginning of the tract to be described; thence North 00 degrees 04 minutes 30 seconds East along the West line of said Section 5 a distance of 550.0 feet to a pipe; thence East parallel to the South line of said Northwest ¼ a distance of 1553.20 feet to a pipe on the Westerly right of way line of the Chicago, Rock Island and Pacific Railroad; thence South 19 degrees 10 minutes East along the said right of way line a distance of 582.19 feet to a pipe on the said South line of the said Northwest ¼ of said Section 5; thence West along the said South line a distance of 1745.10 feet to the place of beginning, containing 20.823 acres.

A part of Lot 2 of Cornewell’s Subdivision of the Southeast Quarter of Section 21, Township 11 North, Range 6 East of the Fourth Principal Meridian, more particularly described as follows, to-wit: Commencing at the Southeast corner of said Section 21; thence North 89° 00’ West along the South line of said Section 21 a distance of 241.71 feet to a point; thence due North, a distance of 319.96 feet to a point; thence South 89° 00’ East, a distance of 241.71 feet to a point in the East line of said Quarter Section; thence due South along the East line of said Quarter Section, a distance of 319.96 feet to the place of beginning and containing 1.775 acres, more or less.

A part of the Northeast ¼ of Section 7, Township 8 North, Range 7 East of the 4th Principal Meridian, described as: Commencing at the center of said Section 7; thence due North, along the West line of said Northeast ¼ a distance of 799.77 feet to a point in the existing Northerly right of way line of the Chicago and Northwestern Railroad as laid out through said Northeast ¼; said point also being the place of beginning of the tract of land to be described; thence continuing due North along the West line of said Northeast ¼, a distance of 184.70 feet to a point; thence North 89° 49’ 30” East, a distance of 281.53 feet to a point; thence South 2° 47’ 30” East, a distance of 140.00 feet to a point in the existing Northerly right of way line of said Chicago and Northwestern Railroad; thence South 80° 58’ 15” West, along said Northerly right of way line a distance of 291.97 feet to the place of beginning containing in all 1.063 acres.

All of Lots 1 and 2 and the Easterly 29.00 feet by full depth of Lot 3 in Block 72 of Monson and Sanford’s Addition to the City of Peoria, situate, lying and being in part of the Northwest ¼ of Section 9, Peoria Township, Township 8 North, Range 8 East of the 4th Principal Meridian, Peoria County, Illinois.

A part of the Southwest ¼ of Section 11, Township 7 North, Range 7 East of the 4th Principal Meridian, more particularly bounded and described as follows, to wit: Commencing at the Southwest corner of the Southeast ¼ of the Southwest ¼ of said Section 11, running thence East on said Section line 40 rods; thence North 20 rods; thence West 40 rods; thence South 20 rods to the place of beginning.

A part of the South Half of the Southeast Quarter of Section 9 Township 7 North Range 7 East of the 4th Principal Meridian, more particularly bounded and described as follows: Commencing at a stone marking the Southeast corner of said Section 9; thence South 88° 37’ 32” West along the South line of said Section 9, a distance of 2660.40 feet to a stone, said stone marking the South Quarter corner of said Section 9; thence North 0° 50’ 30” West, along the North and South Quarter Section line of said Section 9, a distance of 200.06 feet to a gaspipe; thence South 89° 29’ 18” East, a distance of 1.44 feet to a gaspipe; thence North 88° 37’ 32” East, a distance of 2663.05 feet to a gaspipe; said gaspipe being on the East line of said Section 9; thence South 0° 19’ 53” West, along the East line of said Section 9, a distance of 200.09 feet to the point of beginning, and containing 12.224 acres.

A part of the Southwest Quarter of Section 9 Township 7 North Range 7 East of the 4th Principal Meridian, more particularly bounded and described as follows: Commencing at a stone marking the Southeast corner of the Southwest Quarter of said Section 9; thence North 89° 29’ 18” West along the South line of the Southwest Quarter of said Section 9, a distance of 1352.60 feet to a stone, said stone marking the Southwest corner of the Southeast Quarter of the Southwest Quarter of said Section 9; thence continuing along the South line of the Southwest Quarter of said Section 9, North 89° 47’ 15” West, a distance 1352.01 feet to a stone, said stone marking the Southwest corner of said Section 9; thence North 0° 18’ 35” West, along the West line of said Section 9, a distance of 200.11 feet to a gaspipe; thence South 88° 23’ 01” East, a distance of 4.27 feet to a gaspipe; thence South 89° 47’ 15” East, a distance of 1350.08 feet to a gaspipe; thence South 89° 29’ 18” East, a distance of 1348.40 feet to a gaspipe, said gaspipe being along the North and South quarter section line of said Section 9; thence South 0° 50’ 30” East, along the North and South quarter section line of said Section 9, a distance of 200.06 feet to the point of beginning. EXCEPTING THEREFROM a strip of land 20 feet in width, deeded to Hollis Township, Peoria County, Illinois, as recorded in Book 326, Page 192. ALSO EXCEPTING a strip of land 30 feet in width lying Northeasterly of the centerline of the Peoria-Hanna City & Western Railroad (now known as the Minneapolis & St. Louis Railroad), together with that area which lies Southwesterly of the centerline of said Railroad and the northerly bank of La Marsh Creek, as recorded in Book 325, Page 372. Containing in all 11.621 acres.

A part of the Southeast Quarter of Section 8, Township 17 North, Range 7 East of the Fourth Principal Meridian, more particularly described as follows: Commencing at the Southeast corner of said Section 8; thence north 88° 23’ 01” West along the south line of said Section 8; a distance of 2593.40 feet to the south quarter corner of said Section 8; thence North 1° 24’ 25” West along the north and south quarter section line of said Section 8, a distance of 200.30 feet; thence South 88° 15’ 56” East a distance of 10.78 feet; thence South 88° 23’ 01” East a distance of 2586.45 feet to the East line of said Section 8; thence South 0° 18’ 35” West, along the East line of said Section 8, a distance of 200.11 feet to the place of beginning and containing 11.916 acres, more or less.

A part of the Southwest Quarter of Section 8, Township 7 North, Range 7 East, 4th Principal Meridian, more particularly bounded and described as follows: Commencing at a stone marking the Southeast corner of the Southwest Quarter of said Section 8; thence North 88° 15’ 56” West, along the South line of said Section 8, a distance of 957.00 feet to a gaspipe, said gaspipe being the point of beginning for the tract to be described; thence continuing North 88° 15’ 56” West, along the South line of said Section 8, a distance of 358.23 feet to a stone, said stone marking the Southeast corner of the Southwest Quarter of the Southwest Quarter of said Section 8; thence North 88° 38’ 41” West, along the South line of said Section 8, a distance of 631.77 feet to a gas-pipe; thence North 0° 22’ 57” West, a distance of 200.09 feet to a gas-pipe; thence South 88° 38’ 41” East, a distance of 238.80 feet to a gas-pipe ; thence South 22° 53’ 46” East, a distance of 5.49 feet; thence South 88° 38’ 41” East, a distance of 254.54 feet to the centerline of a public highway; thence North 23° l0’ 00” East, along the center of said public highway, a distance of 5.39 feet; thence South 88° 38’ 41” East, a distance of 140.90 feet to a gaspipe; thence South 88° 15’ 56” East, a distance of 372.29 feet to a gaspipe; thence South 5° 33’ 57” West, a distance of 200.45 feet to the point of beginning, containing 4.568 acres.

A part of the East ½ of the Southwest ¼ of Section 8, Township 7 North, Range 7 East of the 4th Principal Meridian, more particularly bounded and described as follows: Commencing at a stone marking the South ¼ corner of said Section 8; thence North 88° 15’ 56” West along the South line of said Section 8, a distance of 957.00 feet to a gaspipe; thence North 5° 33’ 57” East, a distance of 200.45 feet to a gaspipe; thence South 88° 15’ 56” East, a distance of 932.63 feet to a gaspipe, said gaspipe being on the North and South ¼ Section line of said Section 8; thence South 1° 24’ 25” East, along the North and South ¼ Section line of said Section 8, a distance of 200.30 feet to the point of beginning and containing 4.338 acres.

A part of the Southeast Quarter of Section 7 Township 7 North Range 7 East of the 4th Principal Meridian, more particularly bounded and described as follows: Beginning at the Southeast corner of said Section 7; thence South 89° 42’ 39” West, along the South line of said Section 7, a distance of 1320.75 feet to a stone, said stone marking the Southwest corner of the Southeast Quarter of the Southeast Quarter of said Section 7; thence South 89° 24’ 57” West, along the South line of said Section 7, a distance of 1,327.89 feet to a gaspipe, said gaspipe marking the South Quarter corner of said section 7; thence North 0° 33’ 42” West, along the North and South Quarter Section line of said Section 7, a distance of 200.00 feet; thence North 89° 24’ 57” East a distance of 1328.33 feet; thence North 89° 42’ 39” East, a distance of 1316.22 feet to the East line of said Section 7; thence South l° 44’ 11” East, along the East line of said Section 7, a distance of 200.08 feet to the point of beginning, containing 12.151 acres.

A part of the Southwest Quarter of the Southwest Quarter Section 8 Township 7 North Range 7 East of the 4th Principal Meridian, more particularly bounded and described as follows: Beginning at a steel pin marking the Southwest corner of said Section 8; thence North 1° 44’ 11” West, along the West line of said Section 8, a distance of 200.08 feet to a gaspipe; thence North 89° 42’ 39” East, a distance of 7.92 feet to a gaspipe; thence South 88° 38’ 41” East, a distance of 668.18 feet to a gaspipe; thence South 0° 22’ 57” East, a distance of 200.09 feet to a gaspipe, said gaspipe being on the South line of said Section 8; thence North 88° 38’ 41” West, along the South line of said Section 8, a distance of 671.38 feet to the point of beginning, containing 3.093 acres.

A part of the Southwest ¼ of Section 7, Township 7 North, Range 7 East of the 4th Principal Meridian, more particularly bounded and described as follows: Beginning at a gaspipe marking the South ¼ corner of said Section 7; thence South 88 degrees 19 minutes 51 seconds West, along the South line of said Section 7, a distance of 2659.32 feet to a stone, said stone marking the Southwest corner of said Section 7; thence North 0 degrees 32 minutes 00 seconds West, along the West line of said Section 7, a distance of 200.04 feet; thence North 88 degrees 19 minutes 51 seconds East, a distance of 2657.25 feet; thence North 89 degrees 24 minutes 57 seconds East a distance of 1.97 feet to the North and South ¼ Section line of said Section 7; thence South 0 degrees 33 minutes 42 seconds East along the North and South ¼ Section line of said Section 7, a distance of 200.00 feet to the point of beginning and containing 12.210 acres.

A part of the South ½ of the Southeast ¼ of Section 12, Township 7 North, Range 6 East of the 4th Principal Meridian, more particularly bounded and described as follows: Commencing at a stone marking the Southeast corner of said Southeast ¼; said stone being the place of beginning of the tract of land to be described; thence due West along the South line of said Southeast ¼ a distance of 1315.55 feet to an iron pipe; said pipe marking the South Quarter corner of the Southeast ¼ of said Section 12; thence continuing due West a distance of 196.84 feet to a pipe; thence North 1° 26’ 45” West along the West line of property previously conveyed to Amos Schafer, recorded in Plat Book 612, Page 512 at the Peoria County Recorder’s Office, a distance of 1161.00 feet to an iron pipe marking the Northwest corner of said Schafer property; thence due East along the North line of said Schafer property a distance of 185.96 feet to an iron pipe on the East line of the Southwest ¼ of said Southeast ¼; thence South 1° 58’ 56” East along the East line of the Southwest ¼ of said Southeast ¼ a distance of 961.20 feet to an iron pipe, said pipe being 200.00 feet perpendicularly distant Northerly from the South line of said Southeast ¼; thence due East 200.00 feet and equidistant Northerly from and parallel with the South line of said Southeast ¼ a distance of 1317.42 feet to an iron pipe on the East line of said Southeast ¼; thence South 1° 26’ 45” West along the East line of said Southeast ¼ a distance of 200.06 feet to the place of beginning, containing 11.1443 acres, more or less.

A part of the East ½ of the Northeast ¼ of Section 1, Township 7 North, Range 6 East of the 4th Principal Meridian, more particularly bounded and described as follows: Commencing at an iron rod marking the Northeast corner of said Northeast ¼; thence North 88° 52’ West along the North line of said Northeast ¼ a distance of 1335.25 feet to the Northwest corner of the East ½ of said Northeast ¼; thence South 0° 08’ West along the West line of the East ½ of said Northeast ¼, a distance of 273.30 feet to an iron rod marking the place of beginning of the tract of land to be described; thence South 88° 52’ East, parallel with the North line of said Northeast ¼, a distance of 181.25 feet to an iron rod; thence South 0° 08’ West parallel with the West line of the East ½ of said Northeast ¼, a distance of 240.30 feet to an iron pipe; thence North 88° 52’ West, parallel with the North line of said Northeast ¼, a distance of 181.25 feet to an iron fence post set in concrete; thence North 0° 08’ East along the West line of the East ½ of said Northeast ¼, a distance of 240.30 feet to the place of beginning. Containing 1.000 acre, more or less.

A part of Lot 15 in Seven Acres Subdivision, being in the Northwest ¼ of Section 19, Township 11 North, Range 7 East of the 4th Principal Meridian more particularly bounded and described as follows: Beginning at the Northwesterly corner of said Lot 15; thence South along the West line of said Lot 15 a distance of 20.00 feet; thence East a distance of 20.00 feet; thence North parallel with the West line of said Lot 15 a distance of 17.58 feet to a point on the South right of way line of State Bond Issue Route 90; thence Northwesterly on a curve to the left along the Southerly right of way line of said State Bond Issue Route 90, said right of way line being concave to the South for an arc distance of 20.13 feet to the place of beginning.

A part of the South ½ of the Southwest ¼ of Section 8, Township 9 North, Range 7 East of the 4th Principal Meridian, being more particularly bounded and described as follows: Commencing at a stone marking the Southwest corner of said Section 8, said stone being the place of beginning of the tract of land to be described; thence North 0° 53’ 04” East, along the West line of said South ½, a distance of 1335.71 feet to an iron pipe marking the Northwest corner of said South ½; thence South 89° 13’ 49” East, along the North line of said South ½, a distance of 100.00 feet to an iron pipe; thence South 0° 53’ 04” West, parallel with and 100.00 feet equidistant Easterly of the West line of said South ½, a distance of 1335.79 feet to an iron pipe on the South line of said South ½, thence North 89° 11’ 05” West, along the South line of said South ½ a distance of 100.00 feet to the place of beginning and containing 3.0666 acres more or less.

A part of the North ½ of the Southeast ¼ Section 8, Township 9 North, Range 7 East of the 4th Principal Meridian, more particularly bounded and described as follows: Commencing at an iron pipe marking the center of said Section 8, said pipe being the place of beginning of the tract of land to be described; thence South 89° 16’ 48” East, along the North line of said Southeast ¼, a distance of 360.00 feet to an iron pipe; thence South 0° 12’ 15” West parallel with the West line of said Southeast ¼, a distance of 100.00 feet to an iron pipe; thence North 89° 16’ 48” West, parallel with and 100.00 feet equi-distant Southerly of the North line of said Southeast ¼; a distance of 360.00 feet to an iron pipe on the West line of said Southeast ¼; thence North 0° 12’ 15” East, along the West line of said Southeast ¼, a distance of 100.00 feet to the place of beginning and containing 0.8265 acres more or less.

A part of the Southeast ¼ of Section 4, and the Northeast ¼ of Section 9, all in Township 9 North, Range 7 East of the 4th Principal Meridian, being more particularly bounded and described as follows, to-wit: Commencing at a stone marking the Northeast corner of said Southeast ¼ of Section 4; thence South 0° 31’ 56” West along the East line of said Southeast ¼ of Section 4, a distance of 2,662.56 feet to a point marking the Southeast corner of said Section 4; thence due South along the East line of said Northeast ¼ of Section 9, a distance of 236.30 feet to a point; thence due West a distance of 100 feet to a point; thence due North parallel with and 100 feet equidistant Westerly of the East line of said Northeast ¼ of Section 9, a distance of 236.10 feet to a point on the line between said Sections 4 and 9; thence North 0° 31’ 56” East parallel with and 100 feet equidistant Westerly of the East line of said Southeast ¼ of Section 4 a distance of 2,662.59 feet to a point on the North line of said Southeast ¼ of Section 4; thence North 89° 54’ 05” East a distance of 100 feet to the place of beginning, and containing in all 6.6546 acres.

A part of the North ½ of the Southeast ¼ of Section 8, Township 9 North, Range 7 East of the 4th Principal Meridian, more particularly bounded and described as follows: Commencing at an iron pipe marking the center of said Section 8, thence South 89° 16’ 48” East along the North line of said Southeast ¼ a distance of 360.00 feet to an iron pipe marking the place of beginning of the tract of land to be described; thence continuing South 89° 16’ 48” East, a distance of 2289.56 feet to an iron pipe marking the Northeast corner of said Southeast ¼; thence South 0° 15’ 48” West, along the East line of said Southeast ¼, a distance of 100.00 feet to an iron pipe; thence North 89° 16’ 48” West parallel with and 100.00 feet equi-distant Southerly of the North line of said Southeast ¼ a distance of 2289.46 feet to an iron pipe; thence North 0° 12’ 15” East, parallel with the West line of said Southeast ¼ a distance of 100.00 feet to the place of beginning and containing 5.2560 acres more or less.

A part of the Northeast ¼ of Section 9, Township 9 North, Range 7 East of the 4th Principal Meridian, more particularly bounded and described as follows, to-wit: Commencing at a stone marking the Northeast corner of said Northeast ¼; thence due South along the East line of said Northeast ¼ a distance of 236.30 feet to a point marking the place of beginning of the Tract of land to be conveyed; thence continuing due South along the East line of said Northeast ¼ a distance of 708.77 feet to a point marking the point of intersection of the said East line of said Northeast ¼ with the existing Northeasterly right of way line of U. S. Route 150 ; thence continuing due South along said East line of said Northeast ¼ a distance of 33.63 feet to the centerline of said U. S. Route 150; thence North 78° 51’ West along the centerline of said U. S. Route 150 a distance of 433.18 feet; thence due North parallel with and 425.00 feet equidistant from the East line of said Northeast ¼ a distance of 33.63 feet, to a point on the Northeasterly right of way line of said U. S. Route 150; thence continuing due North parallel with and 425.00 feet equidistant Westerly from the East line of said Northeast ¼ a distance of 625.00 feet, to a point; thence due East 425.00 feet to the place of beginning, and containing in all 6.5066 acres.

A part of the Northwest ¼ of Section 18, Township 11 North, Range 8 East of the 4th Principal Meridian, more particularly bounded and described as follows: Commencing at the Northwest corner of Lot 8 of Commissioner’s Subdivision, (County Surveyor’s plat of Hakes Addition); thence North along the Easterly right of way line of a 60 foot County Highway a distance of 16.0 feet to the North line of an alley; thence East along said North line of alley a distance of 28.38 feet to a pipe and the place of beginning of the tract to be described; thence North a distance of 20.0 feet to a pipe; thence East a distance of 20.0 feet to a pipe; thence South a distance of 20.0 feet to a pipe; thence West along said North line of alley a distance of 20.0 feet to the place of beginning.

A part of the South ½ of the Southwest ¼ of the Southeast ¼ of Section 12, Township 7 North, Range 6 East of the 4th Principal Meridian, more particularly bounded and described as follows, to-wit: Commencing at a stone marking the South ¼ corner of said Section; said stone being the place of beginning of the tract of land to be described; thence North 2 degrees 31 minutes 08 seconds West along the North and South centerline of said Section, a distance of 120.12 feet to a point, said point being 120.00 feet perpendicularly distant Northerly from the South line of said Section 12; thence East, 120.00 feet equidistant Northerly from and parallel with the South line of said Section, a distance of 1120.96 feet to a point; thence South 1 degree 26 minutes 45 seconds East a distance of 120.03 feet to a pipe; said pipe also being West a distance of 196.84 feet from the South ¼ corner of the Southeast ¼ of said Section, thence West along the South line of said Section a distance of 559.30 feet to a pipe; thence continuing West a distance of 559.41 feet to the place of beginning and containing 3.085 acres more or less.

A part of the South ½ of the Southwest ¼ of Section 12, Township 7 North, Range 6 East of the 4th Principal Meridian, more particularly bounded and described as follows, to wit: Commencing at a stone marking the Southeast corner of said Southwest ¼ said stone being the place of beginning of the tract of land to be described; thence North 89 degrees 54 minutes West along the South line of said Southwest ¼ a distance of 265.83 feet to a pipe; thence North 80 degrees 35 minutes West a distance of 1319.74 feet to a pipe; thence South 79 degrees 16 minutes West a distance of 1136.71 feet to a pipe; thence North 89 degrees 54 minutes West along the South line of said Southwest ¼ a distance of 18.03 feet to a stone marking the Southwest corner of said Southwest ¼; thence North 2 degrees 07 minutes 30 seconds West along the West line of said Southwest ¼ a distance of 117.90 feet to a pipe; thence North 79 degrees 16 minutes East a distance of 1158.10 feet to a pipe; thence South 80 degrees 35 minutes East a distance of 1331.24 feet to a pipe; thence South 89 degrees 54 minutes East a distance of 250.61 feet to a pipe; thence South 2 degrees 31 minutes 08 seconds East along the East line of said Southwest ¼ a distance of 120.12 feet to the place of beginning and containing 7.554 acres more or less.

A part of the Northwest ¼, Section 7, Limestone Township, Township 8 North, Range 7 East of the 4th Principal Meridian, being more particularly described and bounded as follows: Commencing at an iron rod marking the North ¼ corner of said Northwest ¼; said iron rod being the place of beginning of the tract of land to be described; thence South 0 degrees 46 minutes 40 seconds West, along the East line of West ½ of said Northwest ¼ a distance of 958.13 feet to an iron pipe on the existing Northerly right of way line of S.B.I. Route 116 as laid out through said Northwest ¼ thence South 87 degrees 17 minutes 29 seconds West, along said Northerly right of way line, said line being parallel with and 33.00 feet equidistant Northerly of the centerline of said S.B.I. Route 116, a distance of 100.19 feet to a pipe; thence North 0 degrees 46 minutes 40 seconds East, parallel with and 100.00 feet equidistant Westerly of the East line of West ½ of said Northwest ¼, a distance of 963.64 feet to an iron pipe on the North line of said Northwest ¼; thence South 89 degrees 33 minutes 18 seconds East, along the North line of said Northwest ¼ a distance of 100.00 feet to the place of beginning,

A part of the Northwest ¼ of the Northwest ¼ of Section 11, Township 10 North, Range 7 East of the 4th Principal Meridian, more particularly described as follows: Commencing at the Southwest corner of the Northwest ¼ of the Northwest ¼ of said Section 11; thence South 89 degrees 49 minutes East along the South line of said Northwest ¼ of the Northwest ¼ of said Section 11, a distance of 157.37 feet to a pipe on the Northeasterly right of way line of the Chicago, Rock Island and Pacific Railroad; thence North 45 degrees 36 minutes West along said right of way line a distance of 136.66 feet to a pipe marking the place of beginning of the tract to be described; thence continuing North 45 degrees 36 minutes West a distance of 28.43 feet to a pipe at the intersection of the said railroad right of way and the Easterly right of way line of State Route #91; thence North 00 degrees 53 minutes West along the right of way line of State Route #91 a distance of 20.0 feet to a pipe; thence North 89 degrees 07 minutes East a distance of 20.0 feet to a pipe; thence South 00 degrees 53 minutes East a distance of 40.20 feet to the place of beginning.

A part of lots Sixteen (16) and Seventeen (17) in Bradleys Subdivision of Lot 29 in Moss Addition to the City of Peoria, more particularly described as follows: to wit: Commencing at a point on the Southeasterly property line of lot Seventeen (17), a distance of one hundred and fifty (150) feet Southwesterly of the Southeasterly corner of lot Seventeen (17); thence Southwesterly along the Southeasterly property line of lot Seventeen (17), a distance of thirty-eight and twenty-eight hundredths (38.28) feet; thence around a curve to the right whose radius is twenty-five (25) feet for a distance of fifty and two hundredths (50.02) feet to a point on the Westerly property line of lot Seventeen (17); thence Northerly along the Westerly property line of lots Seventeen (17) and Sixteen (16) a distance of nine and forty-five hundredths (9.45) feet to a point on the Westerly property line of lot Sixteen (16); thence Northeasterly along a line parallel to the Southeasterly property line of lot Sixteen (16) for a distance of forty-two and four-tenths (42.4) feet; thence Southeasterly along a line parallel to the Northeasterly line of lot Seventeen (17) a distance of forty-four (44) feet to the point of beginning; Situate, lying and being in the City of Peoria, County of Peoria and State of Illinois.

E.    REAL ESTATE IN PUTNAM COUNTY

A part of the Northeast ¼ of Section 19, Township 14 North, Range 10 East of the 4th Principal Meridian, more particularly bounded and described as follows, to wit: Commencing at the Southeast corner of the said Northeast ¼ of said Section 19; thence West along the East and West centerline of said Section 19, a distance of 1787.25 feet to a railroad spike on the Easterly Right of way line of the Chicago, Rock Island and Pacific Railroad; thence North 26° 54’ West along said railroad right of way line a distance of 40.30 feet to a pipe marking the place of beginning of the tract to be described and the Northerly right of way line of State Aid Route 13; thence continuing North 26° 54’ West along said Easterly right of way line a distance of 20.0 feet to a pipe; thence South 89° 51’ East a distance of 20.0 feet to a pipe; thence South 26° 54’ East a distance of 20.0 feet to a pipe and the said Northerly right of way line of State Aid Route 13; thence North 89° 51’ West along said Northerly right of way line, a distance of 20.0 feet to the place of beginning. Containing 0.008 acres, more or less.

F.    REAL ESTATE IN SANGAMON COUNTY

A strip of land one hundred (100) feet in width lying fifty (50) feet on each side of the center line of location of the former Springfield and Northeastern Railroad Company in the Southeast Quarter of Section Nineteen (19), Township Seventeen (17) North, Range Four (4) West of the 3rd P.M.; said center line of location being further described as follows: Beginning at a point on an east and west line about thirty (30) feet east of the west line of the Southeast Quarter and five hundred fifty (550) feet north of the south line of said Section Nineteen (19); thence extending by a straight line bearing north eighteen (18) degrees and thirty (30) minutes east magnetic, a distance of seven hundred thirty-nine (739) feet and seven (7) inches; then running by a curved line bearing thirty (30) minutes to the left for each hundred (100) feet a distance of one hundred (100) feet and three (3) inches to a point on the north line of the Southwest Quarter of the Southeast Quarter of said Section Nineteen (19).

A strip of land situated in the Northeast Quarter of the Northeast Quarter of Section Nineteen (19), Township Seventeen (17) North, Range Four (4) West of the 3rd P.M., bounded and described as follows: Beginning at a point on the west line of the Northeast Quarter of the Northeast Quarter of said Section Nineteen (19) about nine hundred twenty-four (924) feet south of the north line of said Section Nineteen (19); running thence north three hundred forty (340) feet to the east side of the right of way of the Gulf, Mobile and Ohio Railroad Company; thence northeasterly along said east side of right of way, seven hundred ten (710) feet, more or less, to the north line of said Section Nineteen (19); thence east along said north line of Section Nineteen (19) sixty-one (61) feet; thence southwesterly by a curved line bearing to the left three (3) degrees in each one hundred (100) feet a distance of five hundred fifty-three and five tenths (553.5) feet; thence by a straight line bearing south twelve (12) degrees and fifty (50) minutes east a distance of four hundred sixty-eight and two tenths (468.2) feet to an east and west fence; thence west along said fence a distance of eighty-seven (87) feet, more or less, to the place of beginning.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the southeast quarter of Section Eighteen (18), Township Seventeen (17) North, Range Four (4) West of the 3rd P.M.: Beginning on the south line of said Section Eighteen (18) about eight hundred fifty (850) feet west from the southeast corner of said Section Eighteen (18); thence extending northeasterly a distance of one thousand four hundred seventy-two and seven tenths (1472.7) feet to the east line of said Section Eighteen (18).

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way, in the southwest quarter of Section Seventeen (17), Township Seventeen (17) North, Range Four (4) West of the 3rd P.M.: Beginning on the west line of said Section 17 about one thousand two hundred ten (1210) feet north from the southwest corner of said Section Seventeen (17); thence extending northeasterly a distance of one hundred thirty-three (133) feet to the center line of a highway.

A strip of land situated in the Northwest Quarter of Section Seventeen (17), Township Seventeen (17) North, Range Four (4) West of the 3rd P.M. thirty-five (35) feet wide lying seventeen and five tenths (17.5) feet on either side of the center line of location of the former Springfield, Lincoln, Bloomington, Pekin and Peoria Electric Railway Company’s said center line of location being further described as follows: Beginning at a point sixty (60) feet north of the south line of said northwest quarter and forty-one and five tenths (41.5) feet east of the east side of the Gulf, Mobile & Ohio Railroad Company’s right of way; thence running northeasterly by a curved line bearing to the left two degrees (2) and thirty (30) minutes in each one hundred (100) feet, a distance of four hundred forty-four and seven-tenths (444.7) feet; thence by a straight line bearing north forty-seven (47) degrees and thirty-five (35) minutes east a distance of three hundred forty-six and eight tenths (346.8) feet; thence by a curved line bearing to the left eight (8) degrees in each one hundred (100) feet a distance of one hundred thirty-nine (139) feet; said center line as above described passing to the northeast of an air shaft and thirty-five (35) feet distant therefrom at the nearest point.

A parcel of land situated in the east one-half of the Northwest Quarter of Section Seventeen (17), Township Seventeen (17) North, Range Four (4) West of the 3rd Principal Meridian, bounded and described as follows: Beginning at the intersection of the east line of said Northwest Quarter with the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way; thence running south on said east line of the Northwest Quarter eighty-nine (89) feet, more or less, to a point fifty (50) feet distant at right angles from the said east side of right of way; thence running southwesterly parallel with and fifty (50) feet distant from said east side of right of way a distance of six hundred eighty-two and four tenths (682.4) feet; thence continuing by a curved line bearing to the right two degrees (2°) in each one hundred (100) feet a distance of nine hundred thirty-two and five tenths (932.5) feet; thence by a straight line south eleven (11) degrees thirty-five (35) seconds east (magnetic) one hundred thirty-one and four tenths (131.4) feet; thence continued by a curved line bearing to the left eight (8) degrees in each one hundred (100) feet a distance of three hundred forty-one (341) feet, more or less, to the west line of the east one-half of said east one-half of the Northwest Quarter of Section 17; thence north along said west line four hundred ninety (490) feet, more or less, to the said east side of the Gulf, Mobile and Ohio Railroad Company’s right of way; thence northeasterly along said east line of right of way one thousand seven hundred twenty-six (1726) feet, more or less, to the place of beginning.

A strip of land fifty (50) feet wide lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the north one-half (½) of Section 34, Township 18 North, Range 4 West of the 3rd Principal Meridian. Beginning on the south line of said north one-half (½) of said Section 34 at a point one thousand seven hundred sixty (1760) feet, more or less, east of the west line of said Section 34; thence extending northeasterly a distance of two thousand nine hundred twenty-nine and eight tenths (2929.8) feet to a highway line.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east line of a highway, said east line being parallel with and forty-four (44) feet east of the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the northeast quarter of said Section 34, Township 18 North, Range 4 West of the 3rd P.M. Beginning on a line at right angles with said right of way line and extending northeasterly a distance of five hundred twenty-five (525) feet to the north line of said Section 34 at a point about one thousand four hundred ninety-five (1495) feet east of the northeast corner of said Section 34.

A strip of land one hundred (100) feet wide across the south half of the N.W. ¼, Section 30, T. 17 N., R. 4 W., 3 P.M., Sangamon County, Illinois being fifty (50) feet on each side of the center line of the former main track of the Illinois Terminal Railroad Company which is more particularly described as follows: Beginning at a point on the south line of said N.W. ¼, Section 30, which is one thousand eight hundred ten (1810) feet, more or less, west of the southeast corner of said NW ¼, Section 30, and thence running on straight line bearing north twenty-seven (27) degrees and fifteen (15) seconds east for a distance of one thousand five hundred twenty-four (1524) feet to a point on the east and west center line of said NW ¼, Section 30, that is one thousand fifty-five (1055) feet, more or less, west from the east line of said NW¼, Section 30.

A strip of land one hundred (100) feet in width, fifty (50) feet on either side of the center line of location of the Illinois Terminal Railroad Company, in the Northwest Quarter of Section 30, Township 17 North, Range 4 West of the 3rd P.M.; said center line of location being further described as follows: Beginning at a point on the east and west center line of the said northwest quarter of Section 30, about one thousand five hundred eighty-five (1585) feet east of the west line of Section 30; thence running north twenty-seven (27) degrees and fifteen (15) minutes east magnetic a distance of one thousand two hundred sixty-six and three tenths (1266.3) feet; thence running northeasterly by a curve line bearing to the left, one (1) degree in each one hundred (100) feet for a distance of two hundred seventy-nine and seven tenths (279.7) feet to a point on the north line of said Section 30; about two thousand four hundred ten (2410) feet east from the northwest corner of Section 30.

A strip of land one hundred feet (100’) in width lying fifty (50) feet on either side of the former center line of the Illinois Terminal Railroad Company, in the south half of Section Nineteen (19), Township Seventeen (17) North, Range Four (4), West of the 3rd Principal Meridian; said center line being further described as follows: Beginning at a point on the south line of said Section 19 about 230 feet west from the southeast corner of the Southwest Quarter of said Section 19; thence running northeasterly by a curve line bearing 1° to the west in each one hundred (100) feet a distance of 609 feet.

A strip of land one hundred (100) feet wide lying fifty (50) feet on each side of the former center line of location of the Illinois Terminal Railroad Company and situated in the southeast quarter of Section 19, Township 17 North, Range 4 West; said center line of location being further described as follows: Beginning at a point on the east and west center line of said southeast quarter about three hundred fifty (350) feet east of the west line of said southeast quarter of said Section 19; thence running by a curved line bearing thirty minutes to the west in each one hundred (100) feet, eight hundred ninety-nine and seven tenths (899.7) feet; thence running by a straight line bearing north thirteen (13) degrees and thirty-five (35) minutes east magnetic, five hundred thirteen and three tenths (513.3) feet to a point on the north line of said southeast quarter of said Section 19 about eight hundred fifty (850) feet east of the west line of said southeast quarter of said Section 19.

A strip of land one hundred (100) feet wide lying fifty (50) feet on each side of the former center line of location of the Illinois Terminal Railroad Company, situated in the Northeast Quarter of Section 19, Township 17 North, Range 4 West of the Third Principal

Meridian; the said former center line of location being further described as follows: beginning at a point on the south line of the Northeast Quarter of said Section 19 about 845 feet east of the center of said Section 19; thence running by straight line bearing north 13° 35’ E. magnetic, a distance of 1437 feet; thence running by a curved line bearing to the left 6 inches in each 100 feet, a distance of 300 feet.

Part of the Northwest Quarter of the Southwest Quarter of Section 17, Township 17 North, Range 4 West of the Third Principal Meridian, more particularly described as follows, to wit: Beginning at a point on the north line of the Southwest Quarter of Section 17, Township 17 North, Range 4 West of the Third Principal Meridian, three hundred thirty-two and two tenths (332.2) feet west of the northeast corner of the Northwest Quarter of the Southwest Quarter of Section 17; thence in a southwesterly direction fifteen hundred fifty-five (1555) feet to the east and west center line of the Southwest Quarter of Section 17; thence west along said center line sixty-one and four tenths (61.4) feet; thence in a northeasterly direction fifteen hundred fifty-five (1555) feet to a point on the north line of the Southwest Quarter of Section 17 three hundred and ninety-three and six tenths (393.6) feet west of the northeast corner of the Northwest Quarter of the Southwest Quarter of Section 17; thence east sixty-one and four tenths (61.4) feet to place of beginning.

A strip of land fifty (50) feet wide paralleling the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way beginning on the north line of the west half of the Northeast Quarter of Section 17 and extending to the west line of the west half of said quarter Section 17, T. 17 N., R. 4 W., 3 P.M.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the Gulf, Mobile and Ohio Railroad Company’s right of way in Section 8, Township 17 North, Range 4 West of the 3rd P.M. Beginning at a point in the center line of the highway on the south line of the Southeast Quarter of said Section 8, one hundred twenty-five (125) feet, more or less, east of the southwest corner of said Southeast Quarter of said Section 8; thence extending northeasterly to the north line of said Southeast Quarter of said Section 8 a distance of three thousand two hundred seven and three tenths (3207.3) feet.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the easterly right of way line of the Gulf, Mobile and Ohio Railroad Company, being twenty-four and eight tenths (24.8) feet wide on the westerly side and twenty-five and two tenths (25.2) feet wide on the easterly side of the former center line of the Illinois Terminal Railroad Company’s main track over and across the Southeast Quarter, Northeast Quarter, Section 8, Township 17 North, Range 4 West, Third Principal Meridian, said center line being more particularly described as follows: Beginning at a point on the east line of Section 8, Township 17 North, Range 4 West of Third Principal Meridian, one thousand fifty (1050) feet north of a stone at the southeast corner of the Northeast Quarter of said Section 8, said point of beginning also being seventy-four and eight tenths (74.8) feet eastwardly from and at right angles to the center line of the original main track of the Gulf, Mobile and Ohio Railroad Company; thence southwestwardly one thousand three hundred and two (1302) feet to a point on the south line of the Northeast Quarter of said Section 8, seven hundred fifty-two (752) feet west of a stone at the southeast corner of the Northeast Quarter of said Section 8; said last described point is also seventy-four and eight tenths (74.8) feet eastwardly from and at right angles to the center line of the original main track of the Gulf, Mobile and Ohio Railroad Company.

A strip of land fifty feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the Southwest Quarter of Section 4, Township 17 North, Range 4 West of the 3rd Principal Meridian. Beginning on the south line of the said Southwest Quarter of said Section 4 at a point one thousand and one hundred twenty-five (1125) feet, more or less, east of the southwest corner of said Section 4; thence extending northeasterly to the east and west center line of said southwest quarter of said Section 4, a distance of one thousand six hundred and seventy-nine and seven tenths (1679.7) feet.

That part of Section 17, Township 17 North, Range 4 West of the Third Principal Meridian, described as beginning at a stone in the southwest corner of the East Half of the Northwest Quarter of said Section 17; thence east along the south line of said Northwest Quarter five and ten hundredths (5.10) chains to a stone corner; thence north parallel with the west line of said east half of the Northwest Quarter sixteen and ten and one-quarter hundredths (16.10¼) chains to the intersection of the south line of the right of way of the Gulf, Mobile and Ohio Railroad; thence along said right of way line in a southwesterly direction to a point where said right of way intersects with the south line of said Northwest Quarter; thence east along the south line of said Northwest Quarter to the place of beginning, excepting therefrom the right of way of the Illinois Terminal Railroad Company and that part conveyed by the Chicago-Williamsville Coal Company to Jacob Yocom, described as beginning at a stone in the center of a public highway at the southeast corner of the west half of the Northwest Quarter of Section 17 aforesaid and running thence east five and ten hundredths (5.10) chains; thence north six and seventeen hundredths (6.17) chains; thence west three and forty and one-half hundredths (3.40½) chains to a point in the east boundary line of the Illinois Terminal Railroad Company; thence in a southwesterly direction along said east boundary line to the south line of said quarter section and thence east to the place of beginning, containing an area of 3.93 acres, more or less.

That part of the Northwest Quarter (NW¼) of Section 17, Township 17 North, Range 4 West of the Third Principal Meridian, bounded as follows: Beginning at the intersection of the west line of the East Half of the West Half of the East Half of said Northwest Quarter (NW¼), with the easterly right of way line of the Gulf, Mobile and Ohio Railroad, thence northeastwardly along said Gulf,

Mobile and Ohio Railroad right of way line 684 feet, thence southwestwardly on a curved line parallel with and 40 feet westerly from the former center line of the track of Illinois Terminal Railroad Company, a distance of 354 feet, thence on a straight line south 11° 35’ West, 425 feet, thence continuing on a curved line parallel with and 25 feet westerly from center line of said Illinois Terminal Railroad Company track a distance of 269 feet, to the west line of East Half of West Half of East Half of said Northwest Quarter thence north 408 feet to the place of beginning, containing an area of 1.90 acres, more or less.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad’s right of way in the Northwest Quarter of Section 9, Township 17 North, Range 4 West of the Third Principal Meridian. Beginning at the east and west center line of the Northwest Quarter of said Section 9; thence extending northeasterly to the north line of said Section 9, a distance of fifteen hundred ninety-seven (1597) feet, to a point eleven hundred twenty-five (1125) feet, more or less, east of the Northwest corner of said Section 9.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the Northwest Quarter of Section 9, Township 17 North, Range 4 West of the 3rd Principal Meridian. Beginning on the west line of the said Northwest Quarter of said Section 9 at a point in the center of the highway one thousand six hundred fifteen (1615) feet, more or less, south of the northwest corner of said Section 9; thence extending northeasterly to the east and west center line of said northwest quarter a distance of three hundred fifty-seven and five tenths (357.5) feet.

A strip of land fifty (50) feet wide, parallel to and all adjoining the east side of the Gulf, Mobile and Ohio Railroad right of way in the NE ¼, Section 4, Township 17, Range 4 West. Beginning at a point where the easterly right of way line of the Illinois Terminal Railroad, as described in deed from J. F. Prather to the S.L.B.P. & P.E. Ry, dated May 20, 1904 and recorded in Book 123, Page 29 of the Sangamon County records, intersects the south line of a public highway located along the north line of the Northeast Quarter of the Northeast Quarter of Section 4, Township 17 North, Range 4 West of the Third Principal Meridian, Sangamon County, Illinois, said point of beginning also being thirty-six (36) feet east of the former center line of the main track of the Illinois Terminal Railroad, as now located and constructed over and across said Section 4, said distance being measured east along the said south line of the said public highway; thence east along the said south line of the said public highway for a distance of eighteen and two-tenths (18.2) feet; thence southwestwardly parallel with and fifteen (15) feet from the said easterly right of way line, for a distance of eighteen hundred five and three-tenths (1805.3) feet to a point in the west line of the east half of the Northeast Quarter of said Section 4; thence north along the said west line of the east half of the Northeast Quarter of said Section 4 for a distance of twenty-four and seven-tenths (24.7) feet to a point that is forty-seven (47) feet south of the former center line of the main track of the said Illinois Terminal R.R., said distance being measured south along the said west line of the said east half of the Northeast Quarter of said Section 4; thence northeastwardly for a distance of seventeen hundred seventy-two and three-tenths (1772.3) feet, measured along the easterly right of way line of the Illinois Terminal Railroad, to the point of beginning.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the Southeast Quarter of the Southeast Quarter of Section Thirty-Three (33), Township Eighteen (18) North, Range Four (4) West, 3rd P.M., beginning on the south line of said Section 33 at a point three hundred and thirty (330) feet, more or less, west of the southeast corner of said Section 33; thence extending northeasterly to the east line of said Section 33, a distance of five hundred twenty-eight (528) feet.

A strip of land fifty (50) feet in width lying parallel with and adjacent to the east side of the Gulf, Mobile and Ohio Railroad Company’s right of way in the Southwest Quarter of Section 34, Township 18 North, Range 4 West of the 3rd P.M. Beginning on the west line of said Section 34 at a point four hundred fifteen (415) feet, more or less, north of the southwest corner of said Section 34; thence extending northeasterly a distance of twenty-eight hundred twenty-two (2822) feet to the north line of the Southwest Quarter of said Section 34.

A strip of land twenty (20) feet wide off the westerly side of the School Site of District Number 12, Township 17 North, Range 4 West of the 3rd P.M. immediately adjoining and parallel with the easterly line of the right of way of the Gulf, Mobile and Ohio R.R. Co.; commencing on the north line of Flag Street and running thence northeasterly to the west line of Elkhart Street in the Village of Williamsville, Illinois; said school site being also known as Lots 1, 2, 8, 9, 10, 11 and 12 in Block 1 of the Town of Benton, now the Village of Williamsville, Illinois.

The North Seventy-five (75) feet of the West One Hundred (100) feet of the East Five Hundred (500) feet of Lot One Hundred Sixty-five (165) in Wanless’ Ridgewood Addition to the City of Springfield as platted by the plat recorded in Book Four of Plats, Page 39, in the office of Recorder of Deeds, in Sangamon County, Illinois. Said above described land being more particularly described as follows, to-wit: Beginning as a point on the South line of North Grand Avenue in the North line of said Lot (165) One Hundred Sixty-five (400) Four Hundred feet West of the Northeast corner of said Lot One Hundred Sixty-five (165); thence south Seventy-five (75) feet parallel with the East line of said lot to a point; thence West (100) One Hundred feet parallel to the North line of said lot to a point; thence North Seventy-five (75) feet parallel with the east line of said lot to a point on the South line of said North Grand Avenue in the North Line of said Lot One Hundred Sixty-five; thence East along said South line of said North Grand Avenue One Hundred (100) feet to the point of beginning, containing Seventy-five Hundred (7500) square feet, together with all improvements thereon, SUBJECT, however, to all of the reservations, exceptions, covenants, and conditions made and contained in that certain Deed from Fred W. Wanless and Alva W. Wanless, husband and wife, to Panhandle Illinois Pipe Line Company, dated September 9, 1931, recorded in Book 252 of Deeds, page 389.

A part of the Northeast Quarter of Section 4, Township 17 North, Range 4 West of the Third Principal Meridian, more particularly described as follows: Commencing at the center of said Section 4; thence North 0° 12’ West along the West line of said Northeast Quarter of Section 4, a distance of 1591.62 feet to a point; thence North 89° 48’ East, a distance of 23.72 feet to a point on the Easterly right of way line of the Williamsville Road, said point being the place of beginning of the tract of land to be conveyed; thence North 0° 12’ West along the said Easterly right of way line of Williamsville Road, a distance of 22.70 feet; thence South 61° 58’ East, a distance of 45.36 feet to a point in the Northwesterly right of way line of Federal Aid Route 5 (U. S. Route 66); thence South 56° 26’ West along said Northwesterly right of way line of said Federal Aid Route 5, a distance of 22.74 feet; thence North 61° 58’ West along the Northeasterly right of way line of Federal Aid Route 5, a distance of 23.80 feet to the place of beginning and containing in all, .016 acres.

All that part of Lots 13 and 14, Block 8 of the original Town of Chatham, Sangamon County, Illinois, that lies northwesterly of a line that is parallel with and sixteen (16) feet west of, measured at right angles to the centerline of the main track of Railroad as now located over and across said lots, and containing an area of 0.06 acres, more or less.

Lot 9 in Block 1 in Eastdale, an Addition to the City of Spring-field, the same being a Subdivision of the East 7/8 of the North Half of the Northwest Quarter of Section 36, Township 16 North, Range 5 West of the Third Principal Meridian, excepting the coal and mineral rights.

That part of The South 25½ acres of the Northwest Quarter of the Northwest Quarter of Section Five (5), Township Fifteen (15) North, Range Six (6) West of the Third Principal Meridian, described as follows: Commencing at an iron pipe marking the northwest corner of the southwest quarter of the northwest quarter of said Section 5. Also being the point of beginning of tract of land to be described thence north along the west line of said Section 5, a distance of 202.77 feet to a point, thence North 89 degrees 50 minutes East a distance of 178.61 feet to a pipe, thence South 00 degrees 10 minutes East a distance of 202.40 feet to a point. Thence South 89 degrees 43 minutes West a distance of 179.31 feet along the South line of the Northwest Quarter of the Northwest Quarter of said Section 5 to the point of beginning, containing 0.8325 acres more or less.

Lot 5 in Block 4 in the original Town of Benton, now Williamsville, Sangamon County, Illinois.

A part of the Southeast quarter (SE¼) Section 7, Township 14 North, Range 5 West of the 3rd Principal Meridian described as: Commencing at a stone marking the Northwest corner of the said Southeast quarter (SE¼) of said Section 7; thence South 00° 23’ West a distance of thirty and no tenths feet (30.0’) to the South Right of Way line of State Aid Route 5A; thence East along said Right of Way line a distance of thirty-four and no tenths feet (34.0’) to a pipe marking the place of beginning of the tract to be described, and the Easterly Right of Way line of the public road; thence continuing East along said Southerly Right of Way line a distance of twenty and no tenths feet (20.0’) to a pipe; thence South 00° 23’ West a distance of twenty and no tenths feet (20.0’) to a pipe; thence West a distance of twenty and no tenths feet (20.0’) to a pipe and the Easterly Right of Way line of the said public road; thence North 00° 23’ East along said Easterly Right of Way line a distance of twenty and no tenths feet (20.0’) to the place of beginning containing 0.009 acres more or less.

A part of the Southeast quarter (SE¼) Section 7, Township 14 North, Range 5 West of the 3rd Principal Meridian described as: Commencing at a stone marking the Northeast corner of said Southeast quarter (SE¼) of said Section 7; thence South 00° 22’ West along the East line of said Southeast quarter (SE¼) a distance of thirty and no tenths feet (30.0’) to a pipe on the Southerly Right of Way line of State Aid Route #5A and the place of beginning of the tract to be described; thence continuing South 00° 22’ West a distance of twenty and no tenths feet (20.0’) to a pipe; thence West a distance of twenty and no tenths feet (20.0’) to a pipe; thence North 00° 22’ East a distance of twenty and no tenths feet (20.0’) to a pipe and the said Southerly Right of Way line of State Aid Route 5A; thence East a distance of twenty and no tenths feet (20.0’) to the place of beginning containing 0.009 acres more or less.

The South 43 feet of the North 134 feet of the West 150 feet of the East 180 feet of the Northwest Quarter of the Southeast Quarter of Section Seven (7), Township Fifteen (15) North, Range Four (4) West of the Third Principal Meridian, said premises being a tract 43 feet in width lying immediately South and contiguous to the South boundary of a tract leased to Panhandle Eastern Pipe Line Company under lease dated February 1, 1964 from Ines C. Hoffmann, Lois C. Schnepp and Lloyd F. Catron.

A part of Lot 15, Block 1 of Grandview Subdivision, which is located in the East one-half (E½) of the Northwest quarter (NW¼) and the West one half (W½) of the Northeast quarter (NE¼) of Section 29, Township 16 North, Range 4 West of the 3rd Principal Meridian, more particularly bounded and described as follows: Commencing at an iron rod marking the Northeast corner of said Lot 15, thence South 32° 48’ East along the Easterly property line said Lot 15, a distance of 58.25 feet to a pipe marking the place of beginning of the tract to be described, thence continuing South 32° 48’ East along the said property line a distance of 51.03 feet to a pipe, thence south 57° 12’ West a distance of 32.89 feet to a pipe, thence North a distance of 60.71 feet to the place of beginning. Containing 0.0183 acres.

G.    REAL ESTATE IN STARK COUNTY

A part of the Southwest Quarter of Section 20, Township 13, North, Range 6 East of the Fourth Principal Meridian, more particularly described as follows, to-wit: Commencing at the Southwest corner of the Southwest Quarter of said Section 20, thence North 00 degrees 01 minute West along the West line of said Section 20 a distance of 346.10 feet to a pipe on the Southerly right of way line of State Route 17, thence South 67 degrees 16 minutes East along said right of way line a distance of 35.78 feet to a pipe marking the place of beginning of the tract to be described, thence continuing South 67 degrees 16 minutes East along said right of way line a distance of 21.69 feet to a pipe, thence South 00 degrees 01 minutes East a distance of 20.00 feet to a pipe, thence South 89 degrees 59 minutes “West a distance of 20.00 feet to a pipe, thence North 00 degrees 01 minutes West, parallel to and 33.0 feet from the said West line of said Section 20, a distance of 27.73 feet to the place of beginning, containing 0.011 acres, more or less.

A part of the Southwest Quarter of Section Twenty-five (25), Township Thirteen (13) North, Range Six (6) East of the Fourth Principal Meridian, more particularly described as follows, to-wit: Commencing at the Southeast corner of the Southwest Quarter of said Section Twenty-five (25), thence West along the South line of said Section Twenty-five (25) a distance of One Thousand Five Hundred Three and Fifty Hundredths (1503.50) feet to a pipe thence North a distance of Twenty-five (25.00) feet to a pipe on the Westerly right of way line of the C. B. & Q. Railroad and marking the place of beginning of the tract to be described, thence West a distance of Twenty (20.00) feet to a pipe, thence North 00° 35’ West a distance of Twenty (20.00) feet to a pipe, thence North 89° 25’ East a distance of Twenty-four (24.00) feet to a pipe on the said Westerly right-of-way line of said Railroad, thence along the said right-of-way, being a concave curve to the Southeast, an arc distance of Twenty and Sixty-two Hundredths (20.62) feet to the place of beginning, containing 0.010 acres more or less,

A part of the Southwest Quarter of the Northwest Quarter of Section 25, Township 14 North, Range 7 East of the Fourth Principal Meridian, being more particularly bounded and described as follows, to wit: Commencing at a cut cross in the pavement at the Southwest corner of said Quarter Section, thence North along the West line of said Section 25, a distance of 703.70 feet to a cut cross, thence South 89 degrees 45 minutes East, a distance of 37.02 feet to an iron pipe on the existing East right of way line of State Bond Issue Route 88, said pipe also marking the place of beginning of the tract of land to be described; thence continuing 89 degrees 45 minutes East, a distance of 40.00 feet to an iron pipe; thence South 00 degrees 03 minutes East, parallel to and equidistant of 40.00 feet from the East right of way line of said State Bond Issue Route 88 a distance of 20.00 feet to an iron pipe; thence North 89 degrees 45 minutes West a distance of 40.00 feet to an iron pipe on the East right of way line of said State Bond Issue Route 88; thence North 00 degrees 03 minutes West, along the East right of way line of said State Bond Issue Route 88 a distance of 20.00 feet to the place of beginning.

H.    REAL ESTATE IN TAZEWELL COUNTY

A part of the Southwest Quarter of the Southeast Quarter of Section Seven (7) Township Twenty-four (24) North, Range Four (4) West of the Third Principal Meridian, more particularly described as follows: Commencing at the South Quarter corner of the Southeast Quarter of said Section Seven (7); thence North along the East line of the Southwest Quarter of the Southeast Quarter of said Section Seven (7), Five Hundred ten and fifteen hundredths (510.15) feet to the Northeasterly right of way line of State Route No. 9, for the place of beginning of the tract to be described; thence continuing North along the East line of the Southwest Quarter of the Southeast Quarter of said Section Seven (7), Two Hundred eight (208) feet; thence West at right angles to last described course, Twenty-five (25) feet; thence South parallel with the East line of the Southwest Quarter of the Southeast Quarter of said Section Seven (7) to the Northeasterly right of way line of said State Route No. 9; thence Southeasterly along the Northeasterly right of way line of said State Route No. 9 to the place of beginning; also known as a part of Lot One (1) designated on a plat recorded in the Recorder’s Office of Tazewell County, Illinois, in Plat Book “K” page 74; situated in the County of Tazewell and State of Illinois.

A part of the Southwest ¼ of the Southwest ¼ of Section 3, Township 24 North, Range 5 West of the 3rd Principal Meridian, more particularly described as follows, to wit: Commencing at the Southwest Corner of the Southwest Quarter of the Southwest

Quarter of Section 3, Township 24 North, Range 5 West of the Third Principal Meridian, thence East 208.72 feet along the South line of the Southwest Quarter of the Southwest Quarter of said Section 3 to a concrete monument marking the Southeast Corner of Lot “RY” of Plat of Survey recorded November 27, 1925 in Plat Book “J” at Page 79 in the Recorder’s Office of Tazewell County, Illinois, thence North 60.88 feet along the East line of said Lot “RY” thence deflect to the Right, 30 degrees 45 minutes measure 91.6 feet to the actual point of beginning; thence continue on last described course measure 20 feet to a railroad rail monument set in the Southerly line of the public road known as “Distillery Road”, said rail monument being 100 feet Northwesterly of the intersection of said public road with the center line of the main track, as now located, of the Chicago & Illinois Midland Railway Company, thence Southeasterly measure 20 feet along the present southerly line of said Distillery Road, thence deflect to the right 76 degrees 20 minutes measure 20 feet, thence deflect to the right 103 degrees 40 minutes measure 20 feet to the point of beginning containing 389 square feet; said above described area situated in the City of Pekin, County of Tazewell and State of Illinois.

A part of the Southwest ¼ of the Southeast ¼ of the Southwest ¼ of Section 17, Township 24 North, Range 3 West of the 3rd Principal Meridian, more particularly described as follows, to-wit: Commencing at an iron pipe at the intersection of the Easterly right of way line of State Bond Issue Route No. 121 and the Northerly right of way line of the New York Central Railroad, said pipe also being the place of beginning of the tract of land to be described; thence North along the said Easterly right of way line of said State Bond Issue Route 121 a distance of 20.0 feet to an iron pipe; thence South 81° 54’ 30” East and running parallel with the said Northerly right of way line of said New York Central Railroad a distance of 20.20 feet to an iron pipe; thence South and running parallel with the said Easterly right of way line of said State Bond Issue Route 121 a distance of 20.0 feet to an iron pipe on the said Northerly right of way line of said New York Central Railroad; thence North 81° 54’ 30” West along the said Northerly right of way line of said New York Central Railroad a distance of 20.20 feet to the place of beginning. Containing .0092 acres, more or less.

The Southerly 400 Feet of even width of the Southeast Quarter (SE¼) of the Southwest Quarter (SW¼) of Section 24; and the Southerly 400 Feet of even width of the Southwest Quarter (SW¼) of the Southeast Quarter (SE¼) of Section 24, all in Township 25 North, Range 5 West of the Third Principal Meridian.

A part of the Southeast ¼ of the Northeast ¼ of the Southeast ¼ Section 7, T-25-N, R-3-W, of the 3rd P.M., and more particularly described as follows, to wit: Commencing at a stone marking the East ¼ corner of the Southeast ¼ of said Section 7, thence South 89°07’ West along the South line of the Southeast ¼ of the Northeast ¼ of the Southeast ¼ of said Section 7, a distance of 25.0 feet to a pipe on the Westerly right of way line of County Road, said pipe being the place of beginning of the tract of land to be described, thence continuing South 89°07’ West along the said South line of the Southeast ¼ of the Northeast ¼ of the Southeast ¼ of Section 7, a distance of 10.0 feet to a pipe, thence North a distance of 10.0 feet to a pipe, thence North 89°07’ East a distance of 10.0 feet to a pipe on the Westerly right of way line of said County Road, thence South a distance of 10.0 feet to the place of beginning. Containing 0.0023 acres more or less.

Lot 84 in Cincinnati Addition, an addition to the City of Pekin, being a Subdivision of part of the Northeast ¼ of Section 3, Township 24 North, Range 5 West of the 3rd Principal Meridian.

A part of the Southeast ¼ of the Northwest ¼ of Section 8, Township 26 North, Range 3 West of the 3rd Principal Meridian, more particularly described as follows, to wit: Commencing at a stone marking the Southwest corner of the said Southeast ¼, Northwest ¼ of Section 8; thence North 00 degrees 11 minutes West along the West line of said Southeast ¼ a distance of 595.88 feet to a point; thence North 89 degrees 59 minutes East a distance of 37.14 feet to a pipe marking the place of beginning of the tract to be described and the Northwest corner of the “Columbia School Property” as recorded in Plat Book “S”, Page 497, Tazewell County Recorder’s Office; thence North 00 degrees 11 minutes West a distance of 20.0 feet to a pipe; thence North 89 degrees 59 minutes East a distance of 20.0 feet to a pipe; thence South 00 degrees 11 minutes East a distance of 20.0 feet to a pipe on the North line of the said school property; thence South 89 degrees 59 minutes West a distance of 20.0 feet to the place of beginning, containing 0.0092 acre.

A part of the Northwest quarter of the Northeast quarter of Section 11, Township 24 North, Range 5 West of the Third Principal Meridian, more particularly described as follows, Beginning at an iron rod marking the Northwest corner of the Northeast quarter of said Section 11, thence South 89 degrees 11 minutes East along the North line of said Section 11, also being the South right of way line of Koch Street, a distance of 100.0 feet to an iron rod marking the place of beginning of the tract of land to be described and the intersection of the Easterly right of way line of the Gulf Mobile and Ohio Railroad and the aforesaid North line of said Section 11 and the South right of way line of Koch Street, thence continuing South 89 degrees 11 minutes East along the said North line of Section 11 a distance of 420.00 feet to an iron rod, thence South a distance of 830.00 feet to an iron rod, thence North 89 degrees 11 minutes West a distance of 420.00 feet to an iron rod on the Easterly right of way line of said Railroad, thence North along the said easterly right of way line a distance of 830.00 feet to the place of beginning.

A part of the Southwest ¼ of the Southwest ¼ of Section 26, Township 23 North, Range 5 West of the 3rd Principal Meridian more particularly described as follows, to wit: Commencing at the Northwest corner of Block “O” of the assessor’s plat of Green Valley as recorded in Plat Book “G”, Page 7, County Recorder’s Office, Pekin, Illinois, in part of the Southwest ¼ of the Southwest ¼ of Section 26, Township 23 North, Range 5 West, of the 3rd Principal Meridian; thence North 89° 15’ East along the Northerly line of said Block “O”, a distance of 136.00 feet to a pipe; thence South a distance of 100.00 feet to a pipe marking the place of beginning of the tract to be described; thence North 89° 15’ East a distance of 75.00 feet to a pipe; thence South a distance of 25.00 feet; thence South 89° 15’ West a distance of 75.00 feet; thence North a distance of 25.00 feet to the place of beginning. Containing 0.043 acres, more or less.

A part of the Southwest ¼ of the Southwest ¼ of Section 26, Township 23 North, Range 5 West of the 3rd Principal Meridian more particularly described as follows, to wit: Commencing at the Northwest corner of Block “O” of the assessor’s plat of “Green Valley” as recorded in Plat Book “G”, Page 7, County Recorder’s Office, Pekin, Illinois, in part of the Southwest ¼ of the Southwest ¼ of Section 26, Township 23 North, Range 5 West of the 3rd Principal Meridian; thence North 89° 15’ East along the Northerly line of said Block “O” a distance of 136.00 feet to a pipe; thence South a distance of 125.00 feet to the place of beginning of the tract to be described; thence North 89° 15’ East a distance of 75.00 feet; thence South a distance of 55.00 feet; thence South 89° 15’ West a distance of 92.08 feet to the Easterly right of way line of the Illinois Central Railroad; thence along said Easterly right of way line an arc distance of 43.25 feet curving Northeasterly to a point, said point being 144.00 feet South of the North line of said Block “O”; thence North 89° 15’ East a distance of 41.81 feet; thence North 19.00 feet to the place of beginning. Containing 0.120 acres, more or less.

A part of the W½ of the Southeast ¼ of Section 26, Township 23 North, Range 5 West of the 3rd Principal Meridian described as: Commencing at a pipe marking the Southwest corner of the said Southeast ¼ of said Section 26, thence North along the West line of the said Southeast ¼ a distance of 30.17 feet to a pipe on the Northerly Right of Way line of County Highway #14, thence North 88° 50’ East along the Northerly Right of Way line a distance of 218.0 feet to a pipe marking the place of beginning of the tract to be described, thence North a distance of 20.0 feet to a pipe, thence North 88° 50’ East a distance of 20.0 feet to a pipe, thence South a distance of 20.0 feet to a pipe on the Northerly Right of Way line, thence South 88° 50’ West a distance of 20.0 feet to the place of beginning. Containing 0.0092 acres.

I.    REAL ESTATE IN WOODFORD COUNTY

A tract of land in the Southwest corner of Block 12, Darst’s Second Addition to Eureka, Illinois, being a part of the Southwest ¼ of Section 18, Township 26 North, Range 1 West of the 3rd Principal Meridian, Woodford County, State of Illinois, more particularly bounded and described as follows, to-wit: Commencing at a point on the North line of James Street Extended and the intersection of the North and South centerline of said Section 18, said point being 30 feet East of the original Southeast corner of said Block 12; thence West a distance of 40 feet to a pipe on the South line of said Block 12; thence North 00° 04’ East a distance of 20 feet to an iron pipe; thence East a distance of 40 feet to an iron pipe on the North and South centerline of said Section 18; thence South 00° 04’ West along the North and South centerline of said Section 18 a distance of 20 feet to the place of beginning.

A part of the Northeast ¼ of the Southeast ¼ of Section 15, Township 27 North, Range 1 West of the 3rd Principal Meridian, more particularly bounded and described as follows: Commencing at an iron pipe marking the intersection of the East line of Jefferson Street as laid out in the Town of Roanoke with the North line of said Southeast ¼ of Section 15; thence due East along the North line of said South-east ¼ a distance of 140.00 feet to an iron pipe marking the point of beginning of the tract to be described; thence continuing due East along the North line of said Southeast ¼ a distance of 20.00 feet to an iron pipe marking the point of intersection of the Northerly projection of the East line of Lots 6 through 10 in Block One of Burkholder’s et al Addition to the Town of Roanoke with the North line of said Southeast ¼ of Section 15; thence South 0° 37’ East along the Northerly projection of the East line of said Lots a distance of 20.00 feet to a pipe; thence due West parallel with and 20.00 feet equidistant Southerly of the North line of said Southeast ¼ a distance of 20.00 feet to an iron pipe; thence North 0° 37’ West a distance of 20.00 feet to the place of beginning. Containing 0.0092 acre, more or less.

The most Easterly 10 feet of even width off of Lot 4 and the Westerly 10 feet of even width off of the vacated alley (as recorded in Book 40, Page 302) abutting said Lot 4 on the East, except that part of said Lot 4 previously conveyed to the State of Illinois for highway purposes as recorded in Book 120, Page 27; all in Ramsey’s Addition to the Village of Roanoke, being in part of NE¼ SW¼ Section 14, T-27-N, R-1-W of 3rd Principal Meridian. Reserving (to Barney Isaia, Jr. and Dorothy Ann Isaia, his wife, their heirs, successors and assigns) the right of ingress and egress on and over the most Southerly 20 feet of the above described tract of land.

And all other property, real, personal and mixed, tangible and intangible of the character described in the granting clauses of the aforesaid Indenture of Mortgage and Deed of Trust dated as of April 1st, 1933 or in any indenture supplemental thereto acquired by the Company on or after the date of the execution and delivery of said Indenture of Mortgage and Deed of Trust (except any in said Indenture of Mortgage and Deed of Trust or in any indenture supplemental thereto expressly excepted) now owned or hereafter acquired by the Company and wheresoever situated.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article XI of the Indenture), the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

To HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever.

IN TRUST, NEVERTHELESS, upon the terms and trusts of the Indenture, for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Indenture (and subject to any sinking funds that may be created for the benefit of any particular series).

PROVIDED, HOWEVER, and these presents are upon the condition that, if the Company, its successors or assigns, shall pay or cause to be paid, the principal of and interest on said bonds, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED, by the Company, that all such bonds and coupons are to be issued, authenticated and delivered, and that all property subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts in the Indenture set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold said bonds and interest coupons, or any of them, as follows:

SECTION 1. The bonds of the Ninth Series shall mature on February 1, 1996, shall bear interest at the annual rate designated in the title thereof, payable semi-annually on February 1 and August 1 in each year, and shall be designated as the Company’s First Mortgage Bonds of the series hereinbefore set forth. Both principal of and interest on the bonds shall be payable in lawful money of the United States of America at the office or agency of the Company in the Borough of Manhattan, The City of New York, N. Y.

Definitive bonds of the Ninth Series may be issued, originally or otherwise, only as registered bonds without coupons; and they and the Trustee’s certificate of authentication shall be substantially in the forms hereinbefore recited, respectively. Registered bonds of the Ninth Series may be issued in any one or more denominations of $1,000 and authorized multiples of $1,000. In the manner and upon payment of the charges prescribed in the Indenture, registered bonds without coupons of the Ninth Series may be exchanged for a like aggregate principal amount of fully registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof for cancellation, to the Trustee at its principal office in the Borough of Manhattan, The City of New York, N. Y. However, notwithstanding the provisions of Section 14 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

The person in whose name any registered bond without coupons of the Ninth Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered on the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subsequent record date may be established by the Company by notice mailed to the holders of bonds not less than ten days preceding such record date, which record date shall be not more than thirty days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment date shall mean the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, N. Y., are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

Except as provided in this Section, every registered bond without coupons of the Ninth Series shall be dated and shall bear interest as provided in Section 12 of the Indenture; provided, however, that, so long as there is no existing default in the payment of interest on the bonds, the holder of any bond authenticated by the Trustee between the record date for any interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the February 1 or August 1, as the case may be, next preceding the date of such bond, to which interest has been paid or, if the Company shall be in default with respect to the interest due on August 1, 1966, then from February 1, 1966.

Bonds of the Ninth Series shall be redeemable at the option of the Company, as a whole or in part at any time prior to maturity, in the manner provided in Article X of the Indenture, upon notice given by mailing the same to the holders of bonds not less than thirty days and not more than forty-five days prior to the date of redemption, at the principal amounts of the bonds so to be redeemed and accrued interest to the date of redemption, together, if redeemed otherwise than with cash deposited under the maintenance provisions of the Indenture and otherwise than by the use of proceeds of property released pursuant to the provisions of Section 68 of the Indenture, with a regular redemption premium equal to a percentage of the principal amount thereof determined as set forth in the tabulation appearing in the form of bond hereinbefore set forth, and, if redeemed with cash deposited under the maintenance provisions of the Indenture or by the use of proceeds of property released pursuant to the provisions of Section 68 of the Indenture, either (a) with a special redemption premium, if any, equal to a percentage of the principal amount thereof determined as set forth in the tabulation appearing in the form of bond hereinbefore set forth or (b), if no special redemption premium is so set forth, then without premium; provided, however, that the Company shall not, prior to February 1, 1971, redeem any bonds of the Ninth Series, directly or indirectly, from the proceeds of or in anticipation of any refunding operation involving the incurring of debt which has an interest rate or cost to the Company, computed in accordance with generally accepted financial practice, of less than the interest rate borne by such bonds.

In determining which redemption provisions are applicable, the term “maintenance provisions of the Indenture” shall mean the provisions of Section 43 of the Indenture; and the term “proceeds of property released pursuant to the provisions of Section 68 of the Indenture” shall mean the proceeds of any of the mortgaged and pledged property taken by exercise of the power of eminent domain or purchased by any governmental body or agency in the exercise of any right which it may have to purchase any part of the mortgaged and pledged property and which shall have been paid over to the Trustee pursuant to the provisions of Section 68 of the Indenture, including any cash received by the Trustee on account of the principal of any obligations secured by purchase money mortgage upon any property so taken or purchased.

SECTION 2. Section 14 of the Indenture is hereby amended by adding the following sentence at the end thereof:

“As to the bonds of any series established subsequent to December 31, 1965, the Company shall not be required to make transfers or exchanges of bonds of any such series for a period of fifteen (15) days next preceding any selection of bonds of the particular series to be redeemed, and the Company shall not be required to make transfers or exchanges of the principal amount of any bonds of any such series called or selected for redemption.”

SECTION 3. Section 58 of the Indenture is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing provisions of this Section, if the definitive bonds of a particular series are issuable only as registered bonds without coupons, notice of intention to redeem bonds of such series need not be given by publication and need be given only by mail, in which case such mailing shall be made not less than thirty (30) days and not more than forty-five (45) days before the redemption date and shall be a condition precedent to such redemption, except that failure so to mail any such notice to the holder of any particular bond of such series designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other bond of such series.”

SECTION 4. As supplemented and amended by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and this Supplemental Indenture and all the terms and conditions herein contained shall be deemed a part thereof.

SECTION 5. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture, other than as set forth in the Indenture as heretofore amended and supplemented. The Trustee shall not be responsible for the recitals herein or in the bonds (other than in the authentication certificate of the Trustee), all of which are made by the Company solely.

SECTION 6. This Supplemental Indenture may be executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, CENTRAL ILLINOIS LIGHT COMPANY, party of the first part hereto, and BANKERS TRUST COMPANY, party of the second part hereto, have caused these presents to be executed in their respective names by their respective Presidents or one of their Vice Presidents and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries all as of the day and year first above written.

CENTRAL ILLINOIS LIGHT COMPANY,
(SEAL)
	By	H. A. BLAIR
Attest:		Senior Vice-President.

R. L. ASHLEY
Secretary.

Signed, sealed and acknowledged on behalf
of CENTRAL ILLINOIS LIGHT COMPANY in
the presence of:

A. H. CORSO

C. J. WIEBOLDT
BANKERS TRUST COMPANY,

(SEAL)
	By	G. R. INCE
Attest:		Vice President.

A. H. LOWENSTEIN
Assistant Secretary.

Signed, sealed and acknowledged on behalf
of BANKERS TRUST COMPANY in
the presence of:

ROMANO I. PELUSO

WARREN L. TISCHLER

STATE OF NEW YORK	ss.:
COUNTY OF NEW YORK

On this 23rd day of February, 1966, before me personally came H. A. BLAIR, to me known, who being by me duly sworn, did depose and say that he resides at 1728 W. Baywood, Peoria, Illinois; that he is Senior Vice-President of CENTRAL ILLINOIS LIGHT COMPANY, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

WYMAN S. BARRON

WYMAN S. BARRON
Notary Public, State of New York
(SEAL)	No. 41-0173900 Queens County
Certificate Filed in New York County
Term Expires March 30, 1967

STATE OF NEW YORK	ss.:
COUNTY OF NEW YORK

I, WYMAN S. BARRON, do hereby certify that H. A. BLAIR and R. L. ASHLEY, personally known to me to be the same persons whose names are, respectively, as Senior Vice-President and Secretary of Central Illinois Light Company, a corporation of the State of Illinois, subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they, being thereunto duly authorized, signed, sealed with the corporate seal and delivered the said instrument as the free and voluntary act of said corporation and as their own free and voluntary act for the uses and purposes therein set forth.

WYMAN S. BARRON

Dated, February 23, 1966.
WYMAN S. BARRON
Notary Public, State of New York
No. 41-0173900 Queens County
(SEAL)	Certificate Filed in New York County
Term Expires March 30, 1967

STATE OF NEW YORK	ss.:
COUNTY OF NEW YORK

On this 23rd day of February, 1966, before me personally came G. R. INCE, to me known, who, being by me duly sworn, did depose and say that he resides at 133 Hampton Road, Garden City, New York; that he is a Vice President of BANKERS TRUST COMPANY, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

H. VICTOR EVANS

H. VICTOR EVANS
Notary Public, State of New York
(SEAL)	No. 31-6211900
Qualified in New York County
Commission Expires March 30, 1966

STATE OF NEW YORK	ss.:
COUNTY OF NEW YORK

I, H. VICTOR EVANS, do hereby certify that G. R. INCE and A. H. LOWENSTEIN, personally known to me to be the same persons whose names are, respectively, as Vice President and Assistant Secretary of Bankers Trust Company, a corporation of the State of New York, subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they, being thereunto duly authorized, signed, sealed with the corporate seal and delivered the said instrument as the free and voluntary act of said corporation and as their own free and voluntary act for the uses and purposes therein set forth.

H. VICTOR EVANS
Dated, February 23, 1966.
H. VICTOR EVANS
Notary Public, State of New York
No. 31-6211900
Qualified in New York County
(SEAL)	Commission Expires March 30, 1966